UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2007 – DECEMBER 31, 2007 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Trust II Funds

December 31, 2007

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

Annual Report - December 31, 2007

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Short Duration Government Fund	4

Managers Intermediate Duration Government Fund	11

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	18

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	19

Funds’ balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	20

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	21

Detail of changes in Fund assets for the past two periods

FINANCIAL HIGHLIGHTS	22

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	23

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

TRUSTEES AND OFFICERS	31

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Financial markets became increasingly unsettled as 2007 progressed, beginning with a brief but strong correction in February and then escalating in June when revelations of significant losses from sub-prime mortgage lending and related structured securities started a domino run that has affected the global economy. While the economy gained strength in the early part of the year, in spite of housing weakness, a liquidity crisis initiated by the spreading weakness in sub-prime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality and duration became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the broad deterioration in residential housing prices, combined with gradually rising interest rates, put severe stress on low credit-quality (sub-prime) borrowers. Rising defaults pushed several mortgage lenders and leveraged sub-prime mortgage investors toward bankruptcy, and catalyzed a swift and broad flight from various forms of investment risk over the year. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times seemingly indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly beginning in July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, as the Federal Reserve pumped liquidity into the system and aggressively lowered policy rates, short-term yields have dropped dramatically and the treasury yield curve has steepened. Yet, credit spreads have continued to expand as investment grade yields have not dropped along with treasuries and non-investment grade (Junk) yields have continued to rise. This is because dominoes have continued to fall and certain large financial institutions have continued to discover weaknesses in their portfolios and write billions of dollars off of their balance sheets.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Not surprisingly, small- and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the year. Interestingly however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe this was due to in part to a reversion to the mean since value indices had outperformed growth indices for an extended period of time, and due to technical supply/demand effects brought on by the liquidity crisis. Importantly, however this was also the result of extreme weakness of the financials sector, which has a dominant role in most value indices. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, but corrected again in November and December as evidence was mounting that the economy was slowing, as stock investors expressed disappointment that the Fed was not acting even more aggressively, and as revelations of subprime losses continued to emanate from financial companies.

Within this environment, the two Funds represented in this report provided positive returns for the year. The Managers Short Duration Government Fund returned 4.98% for the year, while its benchmark the Merrill Lynch U. S. Six-Month T-Bill Index, returned 5.64%. The Managers Intermediate Duration Government Fund returned 6.35% during the year, while its benchmark, the Citigroup Mortgage Index, returned 6.99%. Both Funds benefited from their focus on high credit quality securities, and their general avoidance of securities backed by sub-prime loans. More detailed reviews of the performance and positioning of the Funds are included within this report.

Our fear that the extension of the credit crisis would extend into 2008 has been realized, as lingering credit problems and further revelations of losses from large financial institutions are hindering not only the financial markets, but the economy as well. The increasing possibility that the economy will

1

Letter to Shareholders (continued)

slide into recession has driven volatility higher, and stock prices lower. The Federal Reserve has been increasingly aggressive in easing rates, and although we think the risk of recession has increased, we still believe that portions of the U.S. and global economies remain healthy. Although foreign and emerging markets economies are by no means decoupled from U.S. impact, they have become increasingly diversified with respect to trading partners, and have increasingly healthy reserves. In sum, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

The following report covers the year ending December 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2007	Expense Ratio for the period	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Short Duration Government Fund
Based on Actual Fund Return	0.84%	$1,000	$1,025	$4.29
Based on Hypothetical 5% Annual Return	0.84%	$1,000	$1,021	$4.28
Intermediate Duration Government Fund
Based on Actual Fund Return	0.84%	$1,000	$1,056	$4.35
Based on Hypothetical 5% Annual Return	0.84%	$1,000	$1,021	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Short Duration Government Fund

Portfolio Manager’s Comments

The Managers Short Duration Government Fund (“the Fund”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps, and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Fund’s benchmark is the Merrill Lynch Six-Month T-Bill Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 100 Europa Drive, Suite 200, Chapel Hill, NC., was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high-credit-quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of December 31, 2007, Smith Breeden advised or managed assets of approximately $31.6 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed-income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•

Within the investment-grade fixed-income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS) will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, the portfolio manager seeks to structure a portfolio with similar risk characteristics to six-month U.S. Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries. Although the portfolio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the Portfolio. Instead the team typically manages the weighted average duration of the Portfolio so that it remains close to six months.

The ideal investment exhibits many of the following traits:

•	Yield advantage over Treasuries

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio:

•	Seeks to optimize return per unit of risk

•	Minimal exposure to credit risk and interest rate risk

•	Consists of high quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to a six-month Treasury bill

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the Portfolio

•	To maintain the Portfolio’s target duration

The Year in Review

During the 12 months ended December 31, 2007, the Fund returned +4.98%, while an index of six-month U.S. Treasury bills returned 5.64%.

The Federal Open Market Committee (FOMC) left its target Fed Funds rate unchanged at 5.25% for the first nine months of 2007, but enacted a series of rate cuts totaling 100 basis points (1.0%) at the end of the year. The cuts were precipitated by severe liquidity strains in securities markets and growing credit concerns among financial institutions. Short-term Treasury yields declined faster than the Fed Funds rate; the yield on six-month T-bills declined 168 basis points (1.68%) during the year. The yield curve steepened dramatically: the yield spread between 30-year and two-year Treasuries increased by 138 basis points (1.38%). Fed Funds futures are currently forecasting additional cuts during 2008 with an expected December 2008 rate of approximately 2.25%.

The investment team at Smith Breeden has focused almost exclusively on the securitized portions of the bond market in subadvising this Fund. This focus includes the residential mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) sectors. As noted in its investment philosophy, Smith Breeden believes these instruments should offer a yield advantage over Treasuries given their added risks. Nominal- and option-adjusted yield spreads in all spread sectors were relatively unchanged during the first half of 2007, but then spiked dramatically in the second half of the year. The spread widening was driven by higher liquidity premia for all risk assets and heightened credit concerns regarding non-agency securitized mortgages.

Spreads remained relatively tight during the first half of 2007. Accordingly, the Fund maintained a low total risk budget. The manager reduced the Fund’s exposure to 15-year mortgages during

4

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

the second quarter as it increased its allocation to 30-year MBS. As spreads widened during the second half of the year, the manager sold positions in GNMA ARMs in favor of ARMs issued by other entities. The manager also reduced the Fund’s allocation to collateralized mortgage obligation (CMO) fl oaters. The Portfolio maintained a long duration position relative to its benchmark throughout the course of the year, although duration fell during the latter part of 2007. Concurrent with the decline in total duration, Smith Breeden moved to an increased weighting to short maturities with a decreased weighting to long maturities.

Spread sectors contributed modestly to performance during the first half of 2007, but detracted from returns during the latter half as spreads widened categorically on MBS, CMBS, and ABS securities. CMO securities and fixed-rate mortgages weighed on returns, with ABS and CMBS having a smaller negative effect. However, interest-only (IO) mortgage strips fared extraordinarily well in 2007, benefiting from slowing mortgage prepayments, and these securities contributed to performance. The Fund’s yield-curve positioning modestly hampered performance through June, but substantially boosted returns as rates fell and the curve steepened during the last six months of 2007. In aggregate, favorable effects from yield-curve positioning offset adverse effects of spread sector widening.

Looking Forward

On December 31, portfolio duration closely approximated that of the six-month U.S. Treasury bill. The Fund remains positioned to benefit from a steepening yield curve. The manager reduced the Portfolio’s leverage from 1.3 times capital (asset to equity ratio) on December 31, 2006 to 1.0 times on December 31, 2007. The reduction in leverage primarily came from a lower allocation to residential mortgage-backed securities, which comprise 87% of Fund assets. The major shift within the mortgage allocation is a greater allocation to adjustable-rate mortgages, which present wider option-adjusted spreads than fixed-rate mortgages while offering comparable liquidity. CMBS constitute a smaller fraction of the portfolio. ABS, Agency Delegated Underwriting and Servicing bonds, and Treasuries each comprise a very low percentage. We believe that high-quality spread assets will recover as the capital outlook stabilizes for banks, insurers, and broker dealers (which we expect to occur during the latter half of 2008). In our opinion, the Portfolio is well positioned to profit from this recovery.

Cumulative Total Return Performance

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Merrill Lynch Six-Month T-Bill Index is an unmanaged index that measures returns of six-month U.S. Treasury bills. Unlike the Fund, the Merrill Lynch Six-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 1997 to a $10,000 investment made in the Merrill Lynch Six-Month T-Bill Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

5

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annualized total returns for the Managers Short Duration Government Fund and the Merrill Lynch Six-Month T-Bill Index for the 9 months, 1, 5 and 10 year periods ended December 31, 2007.

Average Annual Total Returns:*	Nine Months	One Year	Five Years	Ten Years
Short Duration Government	3.41%	4.98%	3.36%	4.22%
Merrill Lynch Six-Month T-Bill Index	4.30%	5.64%	3.19%	4.00%

*	The Fund changed its year end from March 31 to December 31.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The listed returns on the Fund are net of expenses. From time to time the Fund’s advisor has waived fees or reimbursed expenses, which may have resulted in higher returns. Returns for less than one year are not annualized.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Merrill Lynch Six-Month T-Bill Index is an unmanaged index that measures returns of six-month U.S. Treasury bills. Unlike the Short Duration Government Fund, the Merrill Lynch Six-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Short Duration Government Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Portfolio Breakdown	Short Duration Government Fund**
U.S Government Agency Obligations	96.7%
Mortgage-Backed Securities	12.2%
Asset-Backed Securities	1.0%
Other Assets and Liabilities	(9.9)%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FNMA, 6.000%, TBA	14.8%
FHLMC, 6.000%, TBA	5.7
FHLMC, 5.948%, 02/01/37	5.0
FHLMC Gold Pool, 6.000%, 09/01/22*	4.1
FHLMC Gold Pool, 5.277%, 06/15/35	3.3
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.724%, 03/15/33*	3.2
FHLMC Gold Pool, 6.000%, 10/01/21	3.0
FNMA Whole Loan, Series 2005-W2, Class A1, 5.065%, 05/25/35*	2.8
FHLMC Gold Pool, 6.000%, 02/01/22*	2.6
FNMA, 6.500%, TBA*	2.2

Top Ten as a Group	46.7%

*	Top Ten Holding at September 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

7

Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2007

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations - 96.7%[1]
Federal Home Loan Mortgage Corporation - 39.2%
FHLMC, 4.762%, 07/01/34, (06/01/08) [2,9]	$1,139,131	$1,149,739
FHLMC, 5.059%, 05/01/34, (06/01/08) [2,9]	583,212	593,821
FHLMC, 5.948%, 02/01/37, (02/01/12) [2]	11,656,289	11,848,104
FHLMC, 6.000%, 07/01/37	788,633	800,411
FHLMC, 6.000%, TBA	13,000,000	13,288,444
FHLMC, 6.500%, TBA	3,000,000	3,083,436
FHLMC Gold Pool, 4.000%, 12/01/20 [9]	4,584,415	4,393,826
FHLMC Gold Pool, 5.000%, 01/01/19 to 08/01/19 [9]	6,627,622	6,642,983
FHLMC Gold Pool, 5.277%, 06/15/35, (01/15/08) [2,9]	7,734,033	7,681,275
FHLMC Gold Pool, 5.500%, 11/01/17 to 09/01/19 [9]	2,234,696	2,264,956
FHLMC Gold Pool, 6.000%, 09/01/17 to 09/01/37 [9]	37,973,942	38,837,687
FHLMC Gold Pool, 7.500%, 04/01/15 to 04/01/29	814,121	853,429
FHLMC Gold Pool, 8.500%, 12/01/25 [9]	92,255	99,141
FHLMC Structured Pass Through Securities, 4.391%, 11/25/38	226,571	225,983
FHLMC Structured Pass Through Securities, 7.500%, 02/25/42	160,422	169,811
FHLMC Structured Pass Through Securities, 7.500%, 08/25/42 [11]	258,750	270,717
Total Federal Home Loan Mortgage Corporation		92,203,763
Federal National Mortgage Association - 43.1%
FNMA, 4.986%, 01/01/33, (09/01/08) [2]	276,372	277,882
FNMA, 5.000%, 07/01/18 to 09/01/19 [9]	2,141,106	2,144,218
FNMA, 5.185%, 11/25/30, (01/25/08) [2,9]	3,317,348	3,308,055
FNMA, 5.265%, 03/25/35, (01/25/08) [2,9]	3,869,463	3,815,782
FNMA, 5.344%, 02/01/37, (12/01/09) [2]	2,579,260	2,643,218
FNMA, 5.500%, 11/01/18 to 05/01/37 [9]	3,377,973	3,421,627
FNMA, 5.505%, 05/01/36, (05/01/11) [2]	922,929	933,551
FNMA, 5.638%, 10/01/36, (04/01/11) [2]	3,920,017	3,972,422
FNMA, 5.730%, 11/01/08	262,542	262,984
FNMA, 5.786%, 01/01/37, (01/01/12) [2]	4,511,904	4,592,076
FNMA, 5.896%, 09/01/37, (09/01/12) [2]	1,996,085	2,025,265
FNMA, 6.000%, 03/01/17 to 08/01/17	870,681	892,487
FNMA, 6.000%, TBA	34,000,000	34,786,250
FNMA, 6.005%, 11/01/37, (10/01/12) [2]	2,890,501	2,937,472
FNMA, 6.010%, 12/01/08 [9]	4,286,255	4,304,274
FNMA, 6.040%, 10/01/08 [9]	1,110,126	1,111,737
FNMA, 6.500%, 04/01/17 [9]	926,553	958,488
FNMA, 6.500%, TBA	5,000,000	5,139,060
FNMA, 6.740%, 06/01/09	896,010	915,882
FNMA, 6.837%, 09/01/33, (09/01/08) [2,9]	1,026,269	1,033,609
FNMA, 7.500%, 08/01/33 to 09/01/33	336,420	352,063
FNMA Grantor Trust, Series 2003-T4, Class A1, 4.975%, 09/26/33, (01/26/08) [2]	24,277	24,250
FNMA Grantor Trust, Series 2004-T10, Class 1AV1, 5.025%, 06/25/35, (01/25/08) [2,9]	444,253	432,731
FNMA Grantor Trust, Series 2002-T5, Class A1, 5.105%, 05/25/32, (01/25/08) [2]	753,017	753,141
FNMA Grantor Trust, Series 2003-T2, Class A1, 5.145%, 03/25/33, (01/25/08) [2]	394,826	393,745
FNMA Grantor Trust Pass Through, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	999,410	1,039,860

The accompanying notes are an integral part of these financial statements.

8

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal National Mortgage Association - 43.1% (continued)
FNMA Pass Through Securities, Series 2002-33, Class A2, 7.500%, 06/25/32	$159,542	$170,393
FNMA Whole Loan, Series 2005-W2, Class A1, 5.065%, 05/25/35, (01/25/08) [2,9]	6,535,078	6,483,971
FNMA Whole Loan, Series 2003-W13, Class AV2, 5.145%, 10/25/33, (01/25/08) [2]	242,578	237,694
FNMA Whole Loan, Series 2003-W8, Class 3F1, 5.265%, 05/25/42, (01/25/08) [2,9]	2,484,957	2,441,302
FNMA Whole Loan, Series 2004-W14, Class 1AF, 5.265%, 07/25/44, (01/25/08) [2,9]	5,051,194	5,010,484
FNMA Whole Loan, Series 2004-W5, Class F1, 5.315%, 02/25/47, (01/25/08) [2]	1,237,409	1,241,529
FNMA Whole Loan, Series 2001-W2, Class AS5, 6.473%, 10/25/31 10	193,725	193,093
FNMA Whole Loan, Series 2002-W1, Class 2A, 7.500%, 02/25/42 [9,11]	759,786	804,784
FNMA Whole Loan, Series 2002-W6, Class 2A, 7.500%, 06/25/42	670,055	714,431
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42 [9]	1,316,608	1,409,818
FNMA Whole Loan, Series 2003-W1, Class 2A, 7.500%, 12/25/42	41,480	43,649
Total Federal National Mortgage Association		101,223,277
Government National Mortgage Association - 9.9%
GNMA, 5.500%, 10/20/34 to 09/20/35, (10/01/08 to 01/01/09) [2]	8,449,662	8,484,589
GNMA, 5.625%, 07/20/18 to 09/20/35, (10/01/08) [2]	7,767,260	7,801,820
GNMA, 5.750%, 01/20/32, (04/01/08) [2]	264,140	266,616
GNMA, 6.000%, 10/20/32 to 06/20/35, (04/01/08 to 01/01/09) [2]	998,613	1,009,398
GNMA, 6.125%, 10/20/17 to 11/20/27, (01/01/09) [2,9]	1,584,706	1,604,302
GNMA, 6.250%, 01/20/28, (04/01/08) [2]	117,915	119,220
GNMA, 6.375%, 03/20/21 to 05/20/33, (04/01/08 to 07/01/08) [2,9]	2,487,627	2,514,430
GNMA, 6.500%, 01/20/34, (04/01/08) [2]	1,254,666	1,269,863
GNMA, 9.500%, 07/15/09 to 12/15/17	23,418	25,179
GNMA, Series 2001-65, Class PG, 6.000%, 07/20/28 [9]	70,170	70,106
Total Government National Mortgage Association		23,165,523
Interest Only Strips - 2.5%
FHLMC IO Strip, 2.072%, 11/15/30, (01/15/08) [2,12]	356,959	16,973
FHLMC IO Strip, 4.500%, 08/15/35 to 09/15/35	938,341	257,468
FHLMC IO Strip, 5.000%, 05/15/18 to 08/01/35	7,418,288	1,694,080
FHLMC IO Strip, 7.500%, 10/01/27	64,226	15,434
FHLMC IO Strip, 8.000%, 06/01/31	14,991	3,471
FNMA IO Strip, 2.375%, 01/25/24, (01/25/08) [2]	124,632	8,975
FNMA IO Strip, 5.000%, 03/01/35 to 04/01/36	7,637,376	1,899,821
FNMA IO Strip, 5.895%, 09/01/37, (08/01/12) [2]	1,985,936	2,014,329
FNMA IO Strip, 7.500%, 11/18/14	132,388	12,782
FNMA IO Strip, 8.000%, 08/25/22 to 05/18/27	244,751	57,291
FNMA IO Strip, 9.000%, 12/15/16	59,605	14,322
Total Interest Only Strips		5,994,946
U.S. Treasury Notes - 2.0%
USTN, 2.375%, 04/15/11 [7]	3,271,388	3,409,911
USTN, 2.625%, 05/15/08 [7]	1,260,000	1,256,752
Total U.S. Treasury Notes		4,666,663
Total U.S. Government and Agency Obligations (cost $226,135,146)		227,254,172
Mortgage-Backed Securities and Interest Only Strips - 12.2%[1]
Mortgage-Backed Securities - 12.1%
Countrywide Home Loans, Inc., 5.365%, 02/25/35, (01/25/08) [2,9]	2,039,254	1,838,096
Deutsche Alt-A Securities, Inc. Mortgage Loan, 6.250%, 07/25/36 [11]	658,970	657,421

The accompanying notes are an integral part of these financial statements.

9

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 12.1% (continued)
DLJ Commercial Mortgage Corp., 6.410%, 06/10/31	$453,910	$454,039
GE Capital Commercial Mortgage Corporation, 6.496%, 01/15/33	507,325	529,114
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2, 6.957%, 09/15/35	1,570,000	1,657,495
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.724%, 03/15/33 [9,11]	7,106,662	7,449,824
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	1,754,000	1,732,239
Harborview Mortgage Loan Trust, 5.375%, 11/19/34, (01/19/08) [2]	1,810,828	1,760,268
Lehman Brothers Mortgage Trust, 6.000%, 08/25/21	2,486,461	2,493,455
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	2,380,117	2,457,935
PNC Mortgage Acceptance, 7.300%, 10/12/33 [11]	2,205,028	2,314,176
Salomon Brothers Mortgage, 7.455%, 07/18/33	300,414	304,344
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 2AS2, 5.734%, 08/25/47 [11]	2,592,864	2,572,954
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1, 5.997%, 10/25/47 [11]	1,175,289	1,198,760
Washington Mutual, Class 2A3, Series 2005-AR2, 5.215%, 01/25/45, (01/25/08) [2]	1,114,476	1,065,370
Total Mortgage-Backed Securities		28,485,490
Mortgage-Backed Interest Only Strips - 0.1%
Bank of America-First Union IO Strip, Series 2001-3, Class XC, 0.451%, 04/11/37 [3,11]	4,912,401	193,774
CS First Boston Mortgage IO Strip, 1.261%, 12/15/35 [3,11]	1,500,919	54,604
CS First Boston Mortgage Sec. Corp. IO Strip, Series 1998-C1, Class AX, 1.172%, 05/17/40 [11]	2,338,202	43,717
GMAC, Series 1999-C1 IO Strip, Class X, 0.585%, 05/15/33 [11]	9,466,198	80,189
Total Mortgage-Backed Interest Only Strips		372,284
Total Mortgage-Backed Securities and Interest Only Strips (cost $30,614,841)		28,857,774
Asset-Backed Securities - 1.0%[1]
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 5.185%, 11/25/35, (01/25/08) [2]	1,800,000	1,690,333
Structured Asset Investment Loan Trust, 5.405%, 12/25/34, (01/25/08) [2,9]	585,866	558,740
Total Asset-Backed Securities (cost $2,387,264)		2,249,073

	Contracts
Options - 0.0%#
3-month Eurodollar Call, $95.00, June 2008 (cost $ 3,923)	9	28,238
Short-Term Investments - 16.3%

	Shares
Other Investment Companies - 16.1%[4]
Bank of New York Institutional Cash Reserves Fund, 5.02% [8]	4,781,272	4,781,272
Dreyfus Cash Management Fund, Institutional Class Shares 4.85% [9]	33,051,305	33,051,305
Total Other Investment Companies		37,832,577

	Principal Amount
U.S. Government and Agency Discount Notes- 0.2% [5,6]
FHLMC Discount Notes, 4.030%, 02/19/08	$50,000	49,725
FHLMC Discount Notes, 4.061%, 03/03/08	75,000	74,478
FHLMC Discount Notes, 4.113%, 03/28/08	100,000	99,018
FNMA Discount Notes, 4.131%, 05/07/08	156,000	153,772
FNMA Discount Notes, 4.134%, 05/09/08	19,000	18,724
Total U.S. Government and Agency Discount Notes		395,717
Total Short-Term Investments (cost $38,228,091)		38,228,294
Total Investments -126.2% (cost $297,369,265)		296,617,551
Other Assets, less Liabilities - (26.2)%		(61,500,508)
Net Assets - 100.0%		$235,117,043

The accompanying notes are an integral part of these financial statements.

10

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments

The Managers Intermediate Duration Government Fund’s objective is to achieve total return in excess of the total return of the major market indices for mortgage-backed securities.

The Managers Intermediate Duration Government Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Managers Intermediate Duration Government Bond Fund. Smith Breeden, located at 100 Europa Drive, Suite 200, Chapel Hill, NC., was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high-credit-quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of December 31, 2007, Smith Breeden advised or managed assets of approximately $31.6 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve our clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed-income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•

Within the investment-grade fixed-income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden Associates specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Citigroup Mortgage Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Citigroup Mortgage Index.

The ideal investment exhibits the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio managers limit purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets that would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk management purposes

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	To maintain the portfolio’s target duration

•	For portfolio allocation purposes

The Year in Review

During the 12 months ended December 31, 2007, the Fund returned +6.35% compared to +6.99% for its benchmark, the Citigroup Mortgage Index.

The Federal Open Market Committee (FOMC) left its target Fed Funds rate unchanged at 5.25% for the first nine months of 2007, but enacted a series of rate cuts totaling 100 basis points (1.0%) at the end of the year. The cuts were precipitated by severe liquidity strains in securities markets and growing credit concerns among financial institutions. Short-term Treasury yields declined faster than the Fed Funds rate; the yield on six-month T-bills declined 168 basis points (1.68%) during the year. The yield curve steepened dramatically: the yield spread between 30-year and two-year Treasuries increased by 138 basis points (1.38%). Fed Funds futures are currently forecasting additional cuts during 2008, with an expected December 2008 rate of approximately 2.25%.

The investment team at Smith Breeden has focused almost exclusively on the securitized portions of the bond market in subadvising this Fund. This has included the mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) sectors. As noted in its investment philosophy, Smith Breeden believes these instruments should offer

11

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

a yield advantage over Treasuries given their added risks. Nominal- and option-adjusted yield spreads in all spread sectors were relatively unchanged during the first half of 2007 but then spiked dramatically in the second half of the year. The spread widening was driven by higher liquidity premia for all risk assets and heightened credit concerns regarding non-agency securi-tized mortgages.

During 2007, the Fund maintained positions to both 15-year fixed-rate MBS and 30-year fixed-rate mortgages. Positioning to fixed-rate mortgages modestly detracted from performance. The manager added to the Fund’s adjustable-rate mortgage (ARM) allocation during 2007; ARMs weighed on performance. Interest-only (IO) mortgage strips fared extraordinarily well, benefiting from slowing mortgage prepayments and a steepening yield curve, and these securities contributed substantially to performance. Portfolio modified duration remained within three months of the benchmark throughout 2007. For most of the year, the Fund maintained positions in the front end of the yield curve. Favorable effects from yield curve positioning offset adverse effects of widening adjustable-rate mortgage spreads.

Looking Forward

On December 31, 2007, the Fund maintained positions to both 15-year fixed-rate mortgages and 30-year fixed-rate agency mortgages. In total, 12% of capital is allocated to adjustable-rate mortgages (ARMs), which are not included in the Citigroup Mortgage Index. ARMs present wider option-adjusted spreads than fixed-rate mortgages, while offering comparable liquidity. The Fund also maintains a small allocation to CMBS, IO strips, collateralized mortgage obligations (CMOs), and Treasury Inflation Protected Securities (TIPS). Portfolio duration closely matches benchmark duration and remains positioned to benefit from a continued steepening of the Treasury yield curve. We believe that high-quality spread assets will recover as the capital outlook stabilizes for banks, insurers, and broker dealers (which we expect to occur during 2008). In our opinion, the portfolio is well positioned to profit from this recovery.

Cumulative Total Return Performance

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 1997 to a $10,000 investment made in the Citigroup Mortgage Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

12

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annualized total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index for the 9 months, 1, 5 and 10 year periods ended December 31, 2007.

Average Annual Total Returns:*	Nine Months	One Year	Five Years	Ten Years
Intermediate Duration Government	4.85%	6.35%	4.01%	5.38%
Citigroup Mortgage Index	5.34%	6.99%	4.54%	5.95%

*	The Fund changed its year end from March 31 to December 31.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call 800.835.3879 or visit our website at www.managersinvest.com.

The listed returns on the Fund are net of expenses. From time to time the Fund’s advisor has waived fees or reimbursed expenses, which may have resulted in higher returns. Returns for less than one year are not annualized.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Intermediate Duration Government Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

13

Managers Intermediate Duration Government Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

**	As a percentage of net assets

Portfolio Breakdown	Intermediate Duration Government Fund**
U.S. Government Agency Obligations	103.3%
Mortgage-Backed Securities	16.4%
Other Assets and Liabilities	(19.7)%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FHLMC, 5.500%, TBA*	8.8%
FHLMC Gold Pool, 5.500%, 06/01/35*	6.5
FHLMC Gold Pool, 5.500%, 02/01/35	6.5
FNMA, 6.500%, TBA*	6.1
FHLMC, 5.618%, 01/01/36	5.4
FHLMC, 5.000%, TBA	5.0
FHLMC Gold Pool, 6.000%, 10/01/21*	4.1
FHLMC Gold Pool, 5.500%, 01/01/35	3.9
FNMA, 6.000%, TBA*	3.4
FHLMC, 6.000%, TBA	3.1

Top Ten as a Group	52.8%

*	Top Ten Holding at September 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

14

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

December 31, 2007

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations - 103.3%[1]
Federal Home Loan Mortgage Corporation - 63.2%
FHLMC, 5.000%, TBA	$10,000,000	$9,756,250
FHLMC, 5.500%, TBA	17,000,000	16,962,803
FHLMC, 5.618%, 01/01/36, (01/01/13) [2,9]	10,478,163	10,457,426
FHLMC, 5.948%, 02/01/37, (02/01/12) [2]	976,005	992,066
FHLMC, 6.000%, TBA	6,000,000	6,088,128
FHLMC, 6.500%, TBA	1,000,000	1,027,812
FHLMC Gold Pool, 4.000%, 12/01/20	965,671	925,525
FHLMC Gold Pool, 4.500%, 10/01/34 to 01/01/36 [9]	19,791,171	18,718,107
FHLMC Gold Pool, 5.000%, 05/01/18 to 07/01/35	1,702,103	1,683,076
FHLMC Gold Pool, 5.500%, 11/01/17 to 06/01/35 [9]	38,218,701	38,214,319
FHLMC Gold Pool, 6.000%, 09/01/17 to 05/01/22	16,493,140	16,872,235
FHLMC Gold Pool, 7.500%, 01/01/31	93,282	99,792
FHLMC, Series 2186, Class PG, 6.000%, 07/15/28	17,754	17,773
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42 [11]	362,250	379,004
Total Federal Home Loan Mortgage Corporation		122,194,316
Federal National Mortgage Association - 35.2%
FNMA, 4.500%. 03/01/35 to 10/01/35 [9]	11,563,488	10,950,258
FNMA, 5.000%, 06/01/18 to 01/01/20 [9]	3,638,446	3,645,406
FNMA, 5.185%, 11/25/30, (01/25/08) [2,9]	3,317,348	3,308,055
FNMA, 5.265%, 03/25/35, (01/25/08) [2,9]	2,404,051	2,370,700
FNMA, 5.500%, 03/01/17 to 12/01/37 [9]	17,551,300	17,699,775
FNMA, 5.500%, TBA	7,000,000	7,033,436
FNMA, 5.575%, 02/01/36, (01/01/11) [2]	415,836	420,883
FNMA, 6.000%, 08/01/17	484,469	496,639
FNMA, 6.000%, TBA	6,500,000	6,599,528
FNMA, 6.500%, 11/01/28 to 07/01/32	672,082	692,282
FNMA, 6.500%, TBA	11,500,000	11,819,837
FNMA, Series 1994-55, Class H, 7.000%, 03/25/24 [9]	2,750,000	2,919,494
FNMA Whole Loan, Series 2003-W4, Class 4A,, 7.500%, 10/25/42	219,435	234,970
Total Federal National Mortgage Association		68,191,263
Government National Mortgage Association - 0.4%
GNMA, 5.625%, 08/20/17 to 08/20/18, (10/01/08) [2]	183,004	184,254
GNMA, 6.125%, 11/20/17 to 12/20/17, (01/01/09) [2]	368,922	373,555
GNMA, 6.375%, 03/20/16 to 05/20/21, (04/01/08 to 07/01/08) [2]	142,100	143,947
GNMA, 7.500%, 09/15/28 to 11/15/31	143,030	152,679
Total Government National Mortgage Association		854,435
Interest and Principal Only Strips - 3.3%
FHLMC IO Strip, 1.673%, 11/15/18, (01/15/08) [2,12]	776,946	44,953
FHLMC IO Strip, 2.072%, 11/15/30, (01/15/08) [2,12]	289,925	13,785
FHLMC IO Strip, 2.623%, 10/15/16, (01/15/08) [2,12]	499,702	25,044

The accompanying notes are an integral part of these financial statements.

15

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Interest and Principal Only Strips - 3.3% (continued)
FHLMC IO Strip, 2.623%, 09/15/16, (01/15/08) [2,12]	$118,598	$5,681
FHLMC IO Strip, 2.873%, 06/15/31, (01/15/08) [2]	105,484	10,789
FHLMC IO Strip, 4.500%, 04/15/22 to 09/15/35	1,694,438	445,976
FHLMC IO Strip, 5.000%, 05/15/17 to 09/15/35 [9]	10,301,905	2,404,104
FHLMC IO Strip, 6.000%, 05/01/31	12,764	2,876
FNMA IO Strip, 4.000%, 09/01/18 to 11/01/18	1,640,853	218,270
FNMA IO Strip, 4.500%, 02/25/22 to 10/01/33	579,717	112,776
FNMA IO Strip, 5.000%, 09/01/33 to 04/01/36	10,570,463	2,614,838
FNMA IO Strip, 7.000%, 04/01/23 to 06/01/23	447,810	104,273
FNMA PO Strip, 5.777%, 07/01/33 [5]	508,325	373,216
Total Interest and Principal Only Strips		6,376,581
U.S. Treasury Notes - 1.2%
USTN, 2.375%, 04/15/11 [7]	2,191,451	2,284,246
Total U.S. Government and Agency Obligations (cost $198,497,530)		199,900,841
Mortgage-Backed Securities - 16.4%[1]
American Home Mortgage Assets, Series 2005-1, Class 1A1, 7.317%, 11/25/35	246,449	248,075
American Home Loan Investment Trust, 5.294%, 06/25/45, (03/25/10) [2]	2,674,482	2,668,299
American Home Mortgage Investment Trust, 3.280%, 04/25/44, (02/25/09) [2]	283,323	278,873
American Home Mortgage Investment Trust, 4.390%, 02/25/45, (11/25/09) [2]	1,301,723	1,248,497
American Home Mortgage Investment Trust, 5.001%, 06/25/45, (03/25/08) [2]	291,363	289,375
Bank of America Funding Corp., 6.850%, 12/20/34 [11]	375,506	382,690
Bear Stearns Alt-A Trust, 5.188%, 04/25/35 [11]	426,000	424,161
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A, 5.612%, 04/25/37 [11]	1,746,971	1,728,836
Countrywide Alternative Loan Trust, 5.165%, 05/25/35, (01/25/08) [2]	1,390,061	1,352,827
Countrywide Alternative Loan Trust, 6.000%, 06/25/34	720,976	697,542
Countrywide Alternative Loan Trust, Series 2007-25, Class 2A1, 6.000%, 11/25/22	980,282	963,794
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB2, Class 3A1, 5.462%, 02/25/47 [11]	469,185	458,313
Countrywide Home Loans, Inc., 4.700%, 05/20/35 [11]	286,726	285,480
Countrywide Home Loans, Inc., Series 2004-R2, Class 1AF1, 5.285%, 11/25/34, (01/25/08) [2,3]	538,053	527,841
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 1A1, 4.994%, 12/20/35 [11]	263,748	262,903
Deutsche Alt-A Securities, Inc., Series 2006-AR6, Class A6, 5.055%, 02/25/37, (01/25/08) [2]	1,919,104	1,721,342
DLJ Commercial Mortgage Corp., 6.410%, 06/10/31	70,483	70,503
GSMPS Mortgage Loan Trust, 5.215%, 03/25/35, (01/25/08) [2,3]	420,721	416,364
GSR Mortgage Loan Trust, 5.060%, 05/25/34, (01/25/08) [2]	152,079	153,285
Harborview Mortgage Loan Trust, 6.814%, 11/19/34 [11]	221,077	221,430
Master Alternative Loans Trust, 6.000%, 01/25/35 [9]	1,490,375	1,466,928
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	1,741,970	1,798,924
Morgan Stanley Mortgage Loan Trust, 6.109%, 08/25/35 [11]	1,849,411	1,878,308
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A5, 6.001%, 06/25/37 [11]	573,023	571,821
Morgan Stanley Mortgage Loan Trust, Series 2007-14AR, Class 6A1, 6.481%, 11/25/37 [11]	1,584,784	1,570,363
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 2AS2, 5.734%, 08/25/47 [11]	2,112,704	2,096,481
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1, 5.997%, 10/25/47 [11]	1,860,875	1,898,037

The accompanying notes are an integral part of these financial statements.

16

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 16.4% (continued)
Structured Asset Securities Corp., Series 2005-RF1, Class A, 5.215%, 03/25/35, (01/25/08) [2,3,12]	$523,130	$503,518
Washington Mutual Mortgage Pass-Through Certificates, 6.000%, 10/25/35	2,592,807	2,521,651
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	2,994,020	2,978,451
Total Mortgage-Backed Securities (cost $32,206,150)		31,684,912

	Contracts
Options - 0.0%#
3-month Eurodollar Call, $95.00, June 2008 (cost $3,923)	9	28,238
Short-Term Investments - 11.1%

	Shares
Other Investment Companies - 11.0%[4]
Bank of New York Institutional Cash Reserves Fund, 5.02% [8]	2,339,580	2,339,580
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85% [9]	18,961,457	18,961,457
Total Other Investment Companies		21,301,037

	Principal Amount
U.S. Government and Agency Discount Notes - 0.1% [5,6]
FNMA Discount Notes, 4.131%, 05/07/08	$178,000	175,458
FNMA Discount Notes, 4.134%, 05/09/08	22,000	21,681
Total U.S. Government and Agency Discount Notes		197,139
Total Short-Term Investments (cost $21,498,086)		21,498,176
Total Investments - 130.8% (cost $252,205,689)		253,112,167
Other Assets, less Liabilities - (30.8)%		(59,672,246)
Net Assets - 100.0%		$193,439,921

The accompanying notes are an integral part of these financial statements.

17

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2007, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

Fund	Cost	Appreciation	Depreciation	Net
Short Duration	$297,373,363	$1,800,471	($2,556,283)	($755,812)
Intermediate Duration	252,218,050	2,418,885	(1,524,768)	894,117

[1]

Mortgage-backed obligations and other assets are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at December 31, 2007.

[2]	Floating Rate Security. The rate listed is as of December 31, 2007. Date in parenthesis represents the security’s next coupon rate reset.

[3]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Short Duration	$248,378	0.1%
Intermediate Duration	1,447,723	0.7%

[4]	Yield shown for an investment company represents the December 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[5]	Indicates yield to maturity at December 31, 2007.

[6]	Security pledged to cover margin requirements for open futures positions at December 31, 2007.

[7]

Some or all of these securities were out on loan to various brokers as of December 31, 2007, amounting to $4,496,356 and $2,170,160 representing 1.9% and 1.1% of net assets for Short Duration and Intermediate Duration, respectively.

[8]	Collateral received from brokers for securities lending was invested in this short-term investment.

[9]	All or part of this security has been segregated for delayed delivery transactions.

[10]	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[11]	Variable Rate Security. The rate listed is as of December 31, 2007 and is periodically reset subject to terms and conditions set forth in the debenture.

[12]

Illiquid security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued by an independent pricing agent.

#	Rounds to less than 0.1%.

Investments Abbreviations:
DLJ:	Donaldson, Lufkin & Jenrette Securities Corp.
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMAC:	General Motors Acceptance Corp.
GNMA:	Government National Mortgage Association
GSMPS:	Goldman Sachs Mortgage Participating Security
GSR:	Goldman Sachs REMIC
IO:	Interest Only
PO:	Principal Only
TBA:	To Be Announced
USTN:	United States Treasury Note

Security Ratings (unaudited):

The composition of debt holdings as a percentage of portfolio assets is as follows:

S&P/Moody’s Ratings	Gov’t/AAA	AA	A	BBB	BB	Not Rated
Short Duration	99.5%	0.0%	0.0%	0.0%	0.0%	0.5%
Intermediate Duration	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%

18

Statements of Assets and Liabilities

December 31, 2007

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value (including securities on loan valued at $4,496,356 and $2,170,160, respectively)*	$296,617,551	$253,112,167
Cash	—	74,919
Receivable for investments sold	—	11,228,000
Receivable for TBA sale commitments	22,982,193	8,878,094
Receivable for Fund shares sold	1,105,395	616,854
Dividends, interest and other receivables	1,628,242	1,241,822
Receivable for variation margin on futures	186,678	59,000
Prepaid expenses	7,108	2,017

Total assets	322,527,167	275,212,873

Liabilities:
Payable upon return of securities loaned	4,781,272	2,339,580
Payable for investments purchased	56,287,544	70,120,442
Payable for investments purchased on a when-issued basis	2,588,327	—
Payable for Fund shares repurchased	134,179	214,955
Payable for TBA purchase commitments	23,110,211	8,888,688
Payable for options written (premiums received $1,477 and $1,478, respectively)	17,550	17,550
Payable for variation margin on futures	289,147	18,575
Investment advisory and management fee payable	137,981	113,510
Other accrued expenses	63,913	59,652

Total liabilities	87,410,124	81,772,952

Net Assets	$235,117,043	$193,439,921

Shares outstanding	24,286,838	18,126,012
Net asset value, offering and redemption price per share	$9.68	$10.67
Net Assets Represent:
Paid-in capital	$239,683,467	$193,282,738
Undistributed net investment income	732,491	788
Accumulated net realized loss from investments, options, futures contracts and TBA sale commitments	(4,224,866)	(1,123,658)
Net unrealized appreciation (depreciation) of investments, options, futures contracts and TBA sale commitments	(1,074,049)	1,280,053

Net Assets	$235,117,043	$193,439,921

*Investments at cost	$297,369,265	$252,205,689

The accompanying notes are an integral part of these financial statements.

19

Statements of Operations

	Managers Short Duration Government Fund		Managers Intermediate Duration Government Fund
	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007
Investment Income:
Interest income	$7,723,674	$10,916,088	$6,999,702	$8,822,868
Dividend income	753,710	334,154	552,837	725,158
Securities lending fees	5,383	7,384	1,170	341

Total investment income	8,482,767	11,257,626	7,553,709	9,548,367

Expenses:
Investment advisory and management fees	1,039,930	1,432,104	968,350	1,244,823
Interest expense	557,879	1,074,853	11,399	66,510
Custodian	50,569	76,141	32,406	68,656
Professional fees	47,189	55,840	45,911	57,556
Transfer agent	37,823	51,746	34,032	55,064
Registration fees	38,591	30,093	39,513	32,742
Shareholder reports	23,596	27,001	23,661	29,820
Trustees fees and expenses	6,128	13,253	10,240	8,815
Miscellaneous	8,647	13,500	1,601	19,428

Total expenses before offsets	1,810,352	2,774,531	1,167,113	1,583,414

Expense recoupment	—	—	—	30,594
Expense reductions	(3,389)	(592)	(2,194)	(48)

Net expenses	1,806,963	2,773,939	1,164,919	1,613,960

Net investment income	6,675,804	8,483,687	6,388,790	7,934,407

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and TBA sales commitments	(171,628)	197,805	139,840	(129,988)
Net realized gain (loss) on options and futures contracts	(442,658)	524,141	157,717	(218,425)
Net unrealized appreciation of investments and TBA sales commitments	983,544	2,055,450	1,672,146	2,819,332
Net unrealized appreciation (depreciation) of options and futures contracts	(220,356)	(1,273,441)	382,794	161,608

Net realized and unrealized gain	148,902	1,503,955	2,352,497	2,632,527

Net Increase in Net Assets Resulting from Operations	$6,824,706	$9,987,642	$8,741,287	$10,566,934

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	Managers Short Duration Government Fund			Managers Intermediate Duration Government Fund
	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007	For the fiscal year ended March 31, 2006	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007	For the fiscal year ended March 31, 2006
Increase (Decrease) in Net Assets From Operations:
Net investment income	$6,675,804	$8,483,687	$8,260,207	$6,388,790	$7,934,407	$7,098,787
Net realized gain (loss) on investments, options and futures	(614,286)	721,946	437,028	297,557	(348,413)	(730,620)
Net unrealized appreciation (depreciation) of investments, options and futures	763,188	782,009	(1,627,812)	2,054,940	2,980,940	(2,548,969)

Net increase in net assets resulting from operations	6,824,706	9,987,642	7,069,423	8,741,287	10,566,934	3,819,198

Distributions to Shareholders:
From net investment income	(6,670,389)	(8,566,062)	(8,321,069)	(6,439,350)	(7,937,857)	(7,085,544)

Total distributions to shareholders	(6,670,389)	(8,566,062)	(8,321,069)	(6,439,350)	(7,937,857)	(7,085,544)

From Capital Share Transactions:
Proceeds from sale of shares	122,092,292	123,190,502	160,082,951	54,398,859	66,087,961	101,429,509
Reinvestment of dividends and distributions	6,371,801	8,136,268	7,882,937	5,657,461	7,038,492	6,437,795
Cost of shares repurchased	(73,485,510)	(159,287,605)	(198,090,359)	(51,689,803)	(87,529,430)	(96,081,215)

Net increase (decrease) from capital share transactions	54,978,583	(27,960,835)	(30,124,471)	8,366,517	(14,402,977)	11,786,089

Total increase (decrease) in net assets	55,132,900	(26,539,255)	(31,376,117)	10,668,454	(11,773,900)	8,519,743

Net Assets:
Beginning of period	179,984,143	206,523,398	237,899,515	182,771,467	194,545,367	186,025,624

End of period	$235,117,043	$179,984,143	$206,523,398	$193,439,921	$182,771,467	$194,545,367

End of period undistributed net investment income	$732,491	$727,076	$727,076	$788	$51,348	$54,798
Share Transactions:
Sale of shares	12,626,197	12,771,423	16,712,702	5,177,651	6,314,692	9,591,937
Reinvestment of dividends and distributions	659,682	844,943	820,082	539,286	675,812	611,895
Shares repurchased	(7,593,562)	(16,513,626)	(20,675,431)	(4,935,351)	(8,405,912)	(9,109,886)

Net increase (decrease) in shares	5,692,317	(2,897,260)	(3,142,647)	781,586	(1,415,408)	1,093,946

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

For a share outstanding throughout each period

	For the period ended December 31, 2007	For the fiscal year ended March 31,
Short Duration Government Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.68	$9.61	$9.66	$9.69	$9.74	$9.72

Income from Investment Operations:
Net investment income	0.31	0.42	0.34	0.27	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.01	0.06	(0.05)	(0.02)	(0.06)	0.06

Total from investment operations	0.32	0.48	0.29	0.25	0.19	0.36

Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.41)	(0.34)	(0.28)	(0.24)	(0.32)
Return of capital	—	—	—	—	—	(0.02)

Total distributions to shareholders	(0.32)	(0.41)	(0.34)	(0.28)	(0.24)	(0.34)

Net Asset Value, End of Period	$9.68	$9.68	$9.61	$9.66	$9.69	$9.74

Total Return [1]	3.41%[4]	5.05%	3.00%	2.62%	2.00%	3.76%

Ratio of net expenses to average net assets [2]	0.84%[5]	0.83%	0.83%	0.78%	0.78%	0.78%
Ratio of total expenses to average net assets [3]	1.22%[5]	1.36%	1.08%	1.00%	0.95%	0.93%
Ratio of net investment income to average net assets [1,2]	4.49%[5]	4.15%	3.41%	2.90%	2.59%	2.74%
Portfolio turnover	199%[4]	230%	315%	341%	349%	418%
Net assets at end of period (000’s omitted)	$235,117	$179,984	$206,523	$237,900	$198,726	$160,710

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	After expense offsets, excluding interest expense. (See Note 1(h) of “Notes to Financial Statements.”)

[3]

Includes interest expense for the period ended December 31, 2007 and the fiscal years ended March 31, 2007, 2006, 2005, 2004 and 2003 of 0.38%, 0.53%, 0.23%, 0.16%, 0.03% and 0.01%, respectively. (See Note 1(h) of “Notes to Financial Statements.”)

[4]	Not Annualized.

[5]	Annualized.

	For the period ended December 31, 2007	For the fiscal year ended March 31,
Intermediate Duration Government Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.54	$10.37	$10.53	$10.74	$10.61	$10.16

Income from Investment Operations:
Net investment income	0.37	0.47	0.37	0.26	0.23	0.40
Net realized and unrealized gain (loss) on investments	0.13	0.17	(0.16)	(0.06)	0.20	0.45

Total from investment operations	0.50	0.64	0.21	0.20	0.43	0.85

Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.47)	(0.37)	(0.26)	(0.23)	(0.40)
Net realized gain on investments	—	—	—	(0.15)	(0.07)	0.00

Total distributions to shareholders	(0.37)	(0.47)	(0.37)	(0.41)	(0.30)	(0.40)

Net Asset Value, End of Period	$10.67	$10.54	$10.37	$10.53	$10.74	$10.61

Total Return [1]	4.85%[4]	6.30%	2.02%	1.78%	4.07%	8.48%

Ratio of net expenses to average net assets [2]	0.83%[5]	0.87%	0.88%	0.88%	0.88%	0.88%
Ratio of total expenses to average net assets [3]	0.84%[5]	0.89%	0.88%	0.89%	0.93%	1.06%
Ratio of net investment income to average net assets [1,2]	4.62%[5]	4.46%	3.53%	2.45%	2.09%	3.75%
Portfolio turnover	240%[4]	445%	672%	851%	667%	578%
Net assets at end of period (000’s omitted)	$193,440	$182,771	$194,545	$186,026	$123,826	$71,342

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	After expense offsets, excluding interest expense. (See Note 1(h) of “Notes to Financial Statements.”)

[3]

Includes interest expense for the period ended December 31, 2007 and the fiscal years ended March 31, 2007, 2005, 2004 and 2003 of 0.01%, 0.04%, 0.01%, 0.00%, 0.03%, respectively. (See Note 1(h) of “Notes to Financial Statements.”)

[4]	Not Annualized.

[5]	Annualized.

22

Notes to Financial Statements

December 31, 2007

1.	Summary of Significant Accounting Policies

Managers Trust II (“Trust II”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Included in this report are two series of Trust II: Managers Short Duration Government Fund (“Short Duration”) and Managers Intermediate Duration Government Fund (“Intermediate Duration”). The financial statements of Short Duration and Intermediate Duration (each a “Fund” and collectively, the “Funds”) are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds have a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the period from April 1, 2007 to December 31, 2007, the custodian expense was reduced as follows: Short Duration – $832 and Intermediate Duration - $77 and for the fiscal year ended March 31, 2007, the custodian expense was reduced as follows: Short Duration - $592 and Intermediate Duration - $48. Overdrafts will cause a reduction of any earnings credits and are computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the period from April 1, 2007 to December 31, 2007, overdraft fees for Short Duration and Intermediate Duration equaled $300 and $0, respectively, and for the fiscal year ended March 31, 2007, overdraft fees for Short Duration and Intermediate Duration equaled $0 and $1,689, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC, Inc., whereby earnings credits are used to offset banking charges. For the period from April 1, 2007 to December 31, 2007, the transfer agent expense was reduced as follows: Short Duration - $2,557 and Intermediate Duration - $2,117.

23

Notes to Financial Statements (continued)

The Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, had contractually agreed, through July 31, 2005, to waive its fees and/ or bear expenses of the Short Duration Fund to cause total operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and extraordinary expenses) to not exceed the annual rate of 0.78%. Short Duration Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such payment would not cause the Fund’s expenses as a percent of average net assets in any such future year to exceed 0.78%. Intermediate Duration Fund was obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurred within three years after the waiver or reimbursement and that such payment would not cause the Fund’s expenses as a percent of average net assets in any such future year to exceed 0.88%. Effective January 1, 2008, Managers has contractually agreed, through at least May 1, 2009, to limit the Intermediate Duration Fund’s annual fund operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and extraordinary expenses) to 0.89% of average daily net assets. For the period April 1, 2007 through December 31, 2007 and the fiscal year ended March 31, 2007, Short Duration Fund mad no such repayments to the Investment Manager. For the fiscal year ended March 31, 2007, Intermediate Duration Fund made such repayments to the Investment Manager in the amount of $30,594. At December 31, 2007, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Short Duration was $60,152.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions of capital gains, if any, will be made on an annual basis in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the period from April 1, 2007 to December 31, 2007 and the fiscal year ended March 31, 2007 were as follows:

	Short Duration		Intermediate Duration
	December 31, 2007	March 31, 2007	December 31, 2007	March 31, 2007
Distributions paid from:
Ordinary income	$6,670,389	$8,566,062	$6,439,350	$7,937,857
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—

	$6,670,389	$8,566,062	$6,439,350	$7,937,857

As a % of distributions paid (unaudited):
Qualified ordinary income	0.00%	0.00%	0.00%	0.00%
Ordinary income - dividends received deduction	0.00%	0.00%	0.00%	0.00%

As of December 31, 2007, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Short Duration	Intermediate Duration
Capital loss carryforward	$3,134,149	$591,542
Undistributed ordinary income	5,415	788
Undistributed long-term capital gains	—	—
Undistributed short-term capital gains	—	—

24

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under

Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of December 31, 2007, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amounts	Expires Dec. 31,
Short Duration	$1,568,229	2008
	362,610	2009
	213,372	2012
	285,554	2014
	704,384	2016

Total:	$3,134,149

Intermediate Duration	$591,542	2014

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2007, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Funds as follows: Short Duration - 2 collectively own 62%; and Intermediate Duration - 2 collectively own 64%. Transactions by these shareholders may have a material impact on their respective Fund.

h.	Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same or substantially the same assets later at a fixed price. An interest expense is charged to the Fund for the duration of the sale. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Interest expense related to reverse repurchase agreements for the Short Duration Fund amounted to $557,879 for the nine months ended December 31, 2007 and $1,074,853 for the fiscal year ended March 31, 2007. Interest expense related to reverse repurchase agreements for the Intermediate Duration Fund was $11,399 for the nine months ended December 31, 2007 and $66,510 for the fiscal year ended March 31, 2007. As of December 31, 2007, there were no reverse repurchase agreements outstanding.

i.	Delayed Delivery Transactions and When-Issued Securities

The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities under the caption when-issued. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

j.	Dollar Roll and Reverse Dollar Roll Agreements

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future price (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement mad at renewal without physical delivery of the securities subject to the contract. Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds use of the cash that they receive from a dollar roll will provide a return that exceeds its cost.

k.	Securities Transacted on a When Issued Basis

Each Fund may enter into TBA purchase commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of

25

Notes to Financial Statements (continued)

Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA sale commitments outstanding at December 31, 2007 were as follows:

Fund	Principal/Share Amount	Security		Current Liability
Short Duration	$19,800,000	FNMA, 5.000	%, 1/15/23	$19,818,572
	3,250,000	FNMA, 5.500	%, 1/1/20	3,291,639

Total				$23,110,211

Intermediate Duration	$1,000,000	FNMA, 5.000	%, 1/15/23	$1,000,938
	3,800,000	FNMA, 5.500	%, 1/15/35	3,795,250
	4,000,000	FNMA, 6.000	%, 1/15/23	4,092,500

Total				$8,888,688

l.	Futures Contracts

Each of the Funds may use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in each Fund’s net asset values relative to each Fund’s targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Short Duration had the following open futures contracts as of December 31, 2007:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	221	Long	March 2008	($111,055)
5-Year U.S. Treasury Note	343	Short	March 2008	(30,741)
10-Year U.S. Treasury Note	55	Long	March 2008	(637)
U.S. Treasury Long Bond	76	Long	March 2008	(190,190)
10-Year Interest Swap	191	Short	March 2008	104,054
3-Month Eurodollar	192	Long	March 2008 - September 2011	359,856
3-Month Eurodollar	222	Short	March 2008 -December 2012	(309,532)

Total				($178,245)

Intermediate Duration had the following open futures contracts as of December 31, 2007:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	12	Short	March 2008	($1,030)
5-Year U.S. Treasury Note	34	Long	March 2008	12,352
10-Year U.S. Treasury Note	5	Long	March 2008	2,886
10-Year Swap	9	Long	March 2008	(4,241)
U.S. Treasury Long Bond	3	Long	March 2008	(7,508)
3-Month Eurodollar	197	Long	March 2008 - December 2011	614,234
3-Month Eurodollar	78	Short	December 2008 - June 2010	(216,451)

Total				$400,242

26

Notes to Financial Statements (continued)

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

m.	Assets Pledged to Cover Margin Requirements for Open Futures Positions

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at December 31, 2007 was:

Fund	Assets Pledged
Short Duration	$395,717
Intermediate Duration	197,139

n.	Written Options

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specifieded price within a specified ed period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

At December 31, 2007, the following written options were outstanding:

Fund	Name		Number of Contracts	Exercise Price	Expiration Month	Unrealized Gain/(Loss)
Short Duration	3-month Eurodollar	(Call)	9	$95.50	June 08	($16,072)
Intermediate Duration	3-month Eurodollar	(Call)	9	$95.50	June 08	($16,073)

Transactions in written call options for the period from April 1, 2007 to December 31, 2007 were as follows:

Short Duration	Number of Contracts	Premiums
Options outstanding at March 31, 2007	—	—
Options written	9	$1,477
Options exercised	—	—

Options outstanding at December 31, 2007	9	$1,477

Intermediate Duration
Options outstanding at March 31, 2007	—	—
Options written	9	$1,478
Options exercised	—	—

Options outstanding at December 31, 2007	9	$1,478

o.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

27

Notes to Financial Statements (continued)

2.	Agreements and Transactions with Affiliates

The Trust has entered into separate Fund Management Agreements with the Investment Manager with respect to Short Duration and Intermediate Duration. Under these agreements, the Investment Manager provides or oversees investment advisory and management services to the Funds. Investment advisory and management fees of 0.70% per annum are paid directly by each Fund to the Investment Manager based on average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Fund’s respective subadvisor.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represent each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), and monitors the portfolio managers’ investment programs and results. Each Fund is managed by a subadvisor pursuant to a Subadvisory Agreement by and between the Investment Manager on behalf of each Fund and the respective subadvisor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the period from April 1, 2007 to December 31, 2007, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration	$13,737,905	$14,625,877	$461,971,542	$445,008,082
Intermediate Duration	16,998,896	6,909,044	512,244,248	522,498,018

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY, providing for the lending of corporate bonds, equities and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Risks Associated with Mortgage Related and Asset-Backed Securities

Asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in

28

Notes to Financial Statements (continued)

interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

Collateralized mortgage obligations (“CMO’s”) may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMO’s may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMO’s represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMO’s. CMO’s are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMO’s may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMO’s of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMO’s, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) and the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IO’s. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “PO’s” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

6.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2005 – 2007 and December 31, 2007) and has concluded that as of December 31, 2007, no provision for income tax is required in the Funds’ financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

7.	Change in Fiscal Year Ends

Short Duration and Intermediate Duration have changed their fiscal year ends from March 31 to December 31.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Short Duration and Intermediate Duration designate $0, and $0, respectively, as long-term capital gains for the taxable year ended December 31, 2007.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund, (two of the series constituting Managers Trust II, hereafter referred to as the “Funds”), at December 31, 2007, the results of each of their operations for the period April 1, 2007 to December 31, 2007 and for the year ended March 31, 2007, the changes in each of their net assets for the period April 1, 2007 to December 31, 2007 and for each of the two years in the period ended March 31, 2007, and the financial highlights for the period April 1, 2007 to December 31, 2007 and for each of the five years in the period ended March 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 20, 2008

30

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 32 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

31

Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Smith Breeden Associates, Inc.

100 Europa Drive

Chapel Hill, NC 27517

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC Inc.

P.O. Box 61204

King of Prussia, Pennslyvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Trust II Funds

December 31, 2007

Managers AMG Chicago Equity Partners Mid-Cap Fund

Managers AMG Chicago Equity Partners Balanced Fund

Managers High Yield Fund

Managers Fixed Income Fund

Managers Trust II Funds

Annual Report — December 31, 2007

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

INVESTMENT MANAGERS’ COMMENTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Chicago Equity Partners Mid-Cap Fund	5

Managers AMG Chicago Equity Partners Balanced Fund	11

Managers High Yield Fund	20

Managers Fixed Income Fund	30

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	40

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	41

Fund balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	42

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	43

Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	45

Historical net asset values per share, distributions, total returns, expenseratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	53

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60

TRUSTEES AND OFFICERS	61

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Financial markets became increasingly unsettled as 2007 progressed, beginning with a brief but strong correction in February and then escalating in June when revelations of significant losses from sub-prime mortgage lending and related structured securities started a domino run that has affected the global economy. While the economy gained strength in the early part of the year, in spite of housing weakness, a liquidity crisis initiated by the spreading weakness in sub-prime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality and duration became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the broad deterioration in residential housing prices, combined with gradually rising interest rates, put severe stress on low credit-quality (sub-prime) borrowers. Rising defaults pushed several mortgage lenders and leveraged sub-prime mortgage investors toward bankruptcy, and catalyzed a swift and broad flight from various forms of investment risk over the year. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times seemingly indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly beginning in July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, as the Federal Reserve pumped liquidity into the system and aggressively lowered policy rates, short-term yields have dropped dramatically and the treasury yield curve has steepened. Yet, credit spreads have continued to expand as investment grade yields have not dropped along with treasuries and non-investment grade (Junk) yields have continued to rise. This is because dominoes have continued to fall as large financial institutions continue to discover weaknesses in their portfolios and write billions of dollars off their balance sheets.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Not surprisingly, small- and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the year. Interestingly however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe this was due to in part to a reversion to the mean since value indices had outperformed growth indices for an extended period of time, and also to technical supply/demand effects brought on by the liquidity crisis. Importantly, we believe this was also the result of extreme weakness in the financials sector, which has a dominant role in most value indices. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, but corrected again in November and December with evidence mounting that the economy was slowing, and stock investors expressed disappointment that the Fed was not acting even more aggressively, while revelations of subprime losses continued to emanate from financial companies.

Within this environment, the four Funds represented in this report provided positive returns for the year. The Managers AMG Chicago Equity Partners Mid-Cap Fund (Institutional class) returned 0.78% for the year, while its benchmark the S&P Mid-Cap 400 Index, returned 7.98%. The Managers AMG Chicago Equity Partners Balanced Fund (Institutional class) returned 4.87% during the year, while its benchmark, a combination of the S&P 500 and Lehman Brothers Aggregate Index, returned 6.47%. The Managers Fixed Income Fund (Institutional class) returned 5.84% for the year, while its benchmark the Lehman Brothers Aggregate Index, returned 6.97%. The Managers High Yield Fund (Institutional Class) returned 2.40% during the year, while its benchmark, the Lehman U.S. Corporate High Yield Index, returned 1.87%. Performance for all classes of shares as well as detailed reviews of the performance and positioning of the Funds are included within this report.

Letter to Shareholders (continued)

Our fear that the credit crisis would extend into 2008 has been realized, as lingering credit problems and further revelations of losses by large financial institutions are hindering not only the financial markets, but the economy as well. The increasing possibility that the economy will slide into recession has driven volatility higher, and stock prices lower. The Federal Reserve has been increasingly aggressive in easing rates, and although we think the risk of recession has increased, we still believe that portions of the U.S. and global economies remain healthy. Although foreign and emerging markets economies are by no means decoupled from U.S. impact, they have become increasingly diversified with respect to trading partners, and have increasingly healthy reserves. In sum, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

The following report covers the year ending December 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended December 31, 2007	Expense Ratio for the period	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period*
Managers AMG Chicago Equity Partners Mid-Cap Fund Class A
Based on Actual Fund Return	1.24%	$1,000	$899	$5.94
Based on Hypothetical 5% Annual Return	1.24%	$1,000	$1,019	$6.31
Managers AMG Chicago Equity Partners Mid-Cap Fund Class B
Based on Actual Fund Return	1.99%	$1,000	$893	$9.49
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$10.11
Managers AMG Chicago Equity Partners Mid-Cap Fund Class C
Based on Actual Fund Return	1.99%	$1,000	$893	$9.49
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$10.11
Managers AMG Chicago Equity Partners Mid-Cap Fund Institutional Class
Based on Actual Fund Return	0.99%	$1,000	$898	$4.74
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2007	Expense Ratio for the period	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period*
Managers AMG Chicago Equity Partners Balanced Fund Class A
Based on Actual Fund Return	1.25%	$1,000	$1,003	$6.31
Based on Hypothetical 5% Annual Return	1.25%	$1,000	$1,019	$6.36
Managers AMG Chicago Equity Partners Balanced Fund Class B
Based on Actual Fund Return	2.00%	$1,000	$1,000	$10.08
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16
Managers AMG Chicago Equity Partners Balanced Fund Class C
Based on Actual Fund Return	2.00%	$1,000	$1,000	$10.08
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.16
Managers AMG Chicago Equity Partners Balanced Fund Institutional Class
Based on Actual Fund Return	1.00%	$1,000	$1,004	$5.05
Based on Hypothetical 5% Annual Return	1.00%	$1,000	$1,020	$5.09
Managers High Yield Fund Class A
Based on Actual Fund Return	1.15%	$1,000	$995	$5.78
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.85
Managers High Yield Fund Class B
Based on Actual Fund Return	1.90%	$1,000	$989	$9.53
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.65
Managers High Yield Fund Class C
Based on Actual Fund Return	1.90%	$1,000	$989	$9.53
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,016	$9.65
Managers High Yield Fund Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$995	$4.53
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,021	$4.58
Managers Fixed Income Fund Class A
Based on Actual Fund Return	0.84%	$1,000	$1,044	$4.33
Based on Hypothetical 5% Annual Return	0.84%	$1,000	$1,021	$4.28
Managers Fixed Income Fund Class B
Based on Actual Fund Return	1.59%	$1,000	$1,040	$8.17
Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$8.08
Managers Fixed Income Fund Class C
Based on Actual Fund Return	1.59%	$1,000	$1,040	$8.17
Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$8.08
Managers Fixed Income Fund Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$1,046	$3.04
Based on Hypothetical 5% Annual Return	0.59%	$1,000	$1,022	$3.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Portfolio Manager’s Comments

Managers AMG Chicago Equity Partners Mid-Cap Fund (“Mid-Cap”) seeks long-term capital appreciation through a diversified portfolio of medium-capitalization U.S. companies. Managers currently utilizes a single independent sub-advisor, a team led by James Miller of Chicago Equity Partners, LLC (“CEP”), to manage the Portfolio. CEP has managed the Portfolio since December 2000.

The Portfolio Manager

James Miller and the investment team at Chicago Equity Partners believe fundamentals drive stock prices. That is, companies with favorable valuations and earnings expectations should outperform their peers. They utilize a systematic ranking system to identify attractive stocks and construct their portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization, and style exposures.

Everyday they use their proprietary model to evaluate the expectations, valuations, and quality attributes of 3,000 stocks. Over time they’ve refined this model, adding and deleting factors as well as changing their weightings, to consistently forecast solid stocks by sector and industry.

CEP’s team of analysts reviews and confirms the model’s daily rankings, paying special attention to any changes in rank. Each analyst follows a specific sector, focusing on the timing and nature of earnings releases, legal and regulatory exposures of companies, and any other factors the model may not capture. The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector.

Once the analysts have identified stocks with the highest potential to outperform their peers, they construct portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings, and market capitalization.

CEP’s analysts review the portfolios daily, meeting at least once per month on a formal basis, to evaluate portfolio holdings, monitor risk, and rebalance as necessary. Once any necessary trades are identified, they implement them using a mix of trading strategies designed to minimize commissions and market impact.

The result of CEP’s disciplined process is a portfolio of 125 to 250 securities that they believe will generate solid excess returns over the S&P Mid Cap 400 at a moderate risk level.

The Year in Review

For the year ended December 31, 2007, the Managers AMG Chicago Equity Partners Mid Cap Fund returned 0.78% versus the S&P Midcap 400 Index, which returned 7.98%.

The S&P 500 ended 2007 up 5.5%; however, individual sector performance varied widely. Materials (+28.31%) and energy (+41.36%) were the strong sectors, and the poorest sector performance, reflecting the mortgage-related problems and macroeconomic trends, came from financials (-13.93%) and consumer discretionary (-9.90%).

Fund management believes certain fundamental characteristics drive stock performance. That is, companies with favorable growth and valuation characteristics will outperform their peers in the long run. In comparing companies to their peers, the portfolio managers look for stocks with a combination of the following qualities:

•	They are trading at a reasonable price versus peer companies

•	Expected earnings are increasing faster versus peer companies

•	They have strong balance sheets and have a higher quality aspect to them

•	They are responsible with their capital

Even though this strategy has worked over the long term, there have been brief periods of time when it does not, such as the one we are currently experiencing. During the second half of 2007, top-performing stocks did not posses the characteristics previously listed. The market was rewarding stocks with growing earnings and rising prices with little regard to valuations or financial strength. Investors have been buying growth at any price as positive earnings have been scarce with the slowing economy.

As a result, the Fund’s investment process underperformed during 2007. The magnitude of this recent underperformance erased the positive results that were achieved at the end of the second quarter. We believe the market’s current focus, as described above, is not sustainable and the market will again return to rewarding stocks of high quality, reasonable prices, and positive earnings outlooks. We believe that these attributes will become even more important as we enter a decelerating growth environment. Thus, we fully expect our process to return to favor and performance to improve as this takes place.

This current period reminds us of a similar environment in 2001. Back then, we experienced a period of uncertainty regarding the economy and rising recessionary concerns following the terrorist attacks of September 11. The market was narrowly focusing on one investment criteria at the expense of others. We also under-performed in this environment as investors pursued low valuation investment strategies at the expense of earnings momentum. At that point, we believed that such a narrow selection criteria for selecting stocks was not sustainable over a longer period of time, which is similar to our belief about the market’s current focus. As a result of maintaining our investment discipline, companies with strong long-term fundamentals returned in favor over the next several years and our mid-cap portfolios significantly outperformed their benchmark. Of course, past performance is no guarantee of future results.

Looking Forward

Similar to our past experiences, we are confident that the market will return to focus on long-term fundamentals. Because of the Fund’s emphasis on quality, we believe that the Fund will again be generating performance results consistent with those our firm has demonstrated throughout its longstanding history.

Cumulative Total Return Performance

Mid-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P Mid Cap 400 Index is an unmanaged capitalization weighted index of 400 commonly traded stocks designed to measure performance of the broad domestic economy though changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Mid-Cap on December 31, 1997, to a $10,000 investment made in the S&P Mid Cap 400 for the same time period. The graph and table does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Mid-Cap Fund and the S&P Mid Cap 400 Index since inception through December 31, 2007.

Average Annual Total Returns			1 Year	5 Years	10 Years	Since Inception	Inception Date
Mid-Cap	-Class A	No Load	0.84%	14.26%	11.07%		01/02/97
	-Class A	With Load	(4.96)%	12.92%	10.41%		01/02/97
	-Class B	No Load	(0.03)%	13.53%		10.51%	01/28/98
	-Class B	With Load	(4.68)%	13.29%		10.51%	01/28/98
	-Class C	No Load	(0.19)%	13.48%		9.76%	02/19/98
	-Class C	With Load	(1.11)%	13.48%		9.76%	02/19/98
	-Institutional
	Class	No Load	0.78%	14.63%	11.54%		01/02/97
S&P Mid Cap 400 Index			7.98%	16.20%	11.20%	11.55%*

*	Performance for the S&P Mid Cap 400 Index reflects an inception date of January 28, 1998.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges, and expenses carefully before investing, and how long they intend to keep their money invested in the Fund and class(es). Each Fund’s prospectus contains information concerning the Fund’s investment objective, risk, charges, and expenses and other information. Additional risks are associated with investing in high yield securities and such securities may be considered speculative. There are also risks associated with investing in small-cap companies, such as increased volatility, and bonds, such as rising interest rates. More specifically, the value of debt instruments held in bond funds declines when interest rates rise and longer-term bonds are more vulnerable to interest rate

Managers AMG Chicago Equity Partners Mid-Cap Fund

Portfolio Manager’s Comments (continued)

risk. To obtain a prospectus, please call 800-835-3879 or visit our Web site at www.managersinvest.com. Please read the Prospectus carefully before you invest in a Fund or send money. Investors should discuss their goals and choices with a registered financial professional in order to determine which share class is appropriate for them.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on a limited number of products.

The S&P Mid Cap 400 Index is the most widely used index for mid-size companies and covers approximately 7% of the U.S. equities market. Unlike the Fund, the S&P Mid Cap 400 Index is unmanaged, is not available for investment, and does not incur expenses.

Distributed by Managers Distributors, Inc., member FINRA.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Industry	Mid-Cap**	S&P Mid Cap 400 Index
Industrials	16.4%	15.6%
Consumer Discretionary	15.2%	12.5%
Financials	14.5%	15.1%
Information Technology	12.8%	15.0%
Health Care	12.6%	12.9%
Energy	9.2%	9.9%
Materials	8.0%	7.1%
Utilities	7.7%	7.9%
Consumer Staples	3.3%	3.3%
Telecommunication Services	1.2%	0.7%
Other Assets and Liabilities	(0.9)%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
AGCO Corp.	2.8%
AMB Property Corp.	2.6
FMC Technologies, Inc.	2.3
Invitrogen Corp.	2.3
Noble Energy, Inc.	2.3
Intuitive Surgical, Inc.	2.2
Cummins, Inc.*	2.2
DeVry, Inc.	2.1
Manitowoc Co., The	2.0
Jacobs Engineering Group, Inc.	1.7

Top Ten as a Group	22.5%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments

December 31, 2007

	Shares		Value
Common Stocks - 100.9%
Consumer Discretionary - 15.2%
Advance Auto Parts, Inc.	4,700		$178,553
Aeropostale, Inc.*	20,400		540,600
American Greetings Corp., Class A	14,400	[2]	292,320
ArvinMeritor, Inc.	29,700	[2]	348,381
Barnes & Noble, Inc.	17,800		613,210
Big Lots, Inc.*	18,400	[2]	294,216
Burger King Holdings, Inc.	4,600		131,146
Chipotle Mexican Grill, Inc.*	6,300	[2]	926,541
DeVry, Inc.	30,100	[2]	1,563,997
Dollar Tree Stores, Inc.*	10,000		259,200
Family Dollar Stores, Inc.	15,500	[2]	298,065
Fossil, Inc.*	4,900	[2]	205,702
GameStop Corp.*	6,400		397,504
Hanesbrands, Inc.*	12,700		345,059
ITT Educational Services, Inc.*	14,000		1,193,780
Lear Corp.*	30,500	[2]	843,630
Priceline.com, Inc.*	6,500	[2]	746,590
RadioShack Corp.	13,300	[2]	224,238
Regal Entertainment Group	19,500	[2]	352,365
Sherwin-Williams Co., The	8,900		516,556
Tempur-Pedic International, Inc.	4,500	[2]	116,865
Tupperware Corp.	17,200		568,116
Warnaco Group, Inc., The*	4,200		146,160
Total Consumer Discretionary			11,102,794
Consumer Staples - 3.3%
BJ’s Wholesale Club, Inc.*	23,400	[2]	791,622
Herbalife Ltd.	22,800	[2]	918,384
NBTY, Inc.*	12,300		337,020
Tyson Foods, Inc., Class A	22,800	[2]	349,524
Total Consumer Staples			2,396,550
Energy - 9.2%
FMC Technologies, Inc.*	30,100		1,706,670
Forest Oil Corp.*	13,400		681,256
Frontier Oil Corp.	16,400		665,512
Frontline, Ltd.	5,000	[2]	240,000
Global Industries, Ltd.*	39,500	[2]	846,090
Holly Corp.	11,600	[2]	590,324
Noble Energy, Inc.	20,900		1,661,968
Patterson-UTI Energy, Inc.	16,000		312,320
Total Energy			6,704,140
Financials - 14.5%
AMB Property Corp.	33,400	[2]	1,922,504
Annaly Mortgage Management, Inc.	44,800	[2]	814,464
Arch Capital Group, Ltd.*	3,700		260,295
Associated Bank Corp.	19,900	[2]	539,091
Axis Capital Holdings, Ltd.	30,700		1,196,379
City National Corp.	4,800	[2]	285,840
Cullen/Frost Bankers, Inc.	12,000	[2]	607,920
Eaton Vance Corp.	7,800	[2]	354,198
Everest Re Group, Ltd.	2,800		281,120
First Industrial Realty Trust, Inc.	11,900		411,740
Hospitality Properties Trust	21,600	[2]	695,952
HRPT Properties Trust	20,300		156,919
PartnerRe Ltd.	14,200		1,171,926
Potlatch Corp.	16,500		733,260
Raymond James Financial, Inc.	8,101	[2]	264,584
Waddell & Reed Financial, Inc.	11,700		422,253
Webster Financial Corp.	15,500	[2]	495,535
Total Financials			10,613,980
Health Care - 12.6%
Apria Healthcare Group, Inc.*	27,600	[2]	595,332
Coventry Health Care, Inc.*	17,725		1,050,206
Dentsply International, Inc.	8,200	[2]	369,164
Health Net, Inc.*	19,700		951,510
Intuitive Surgical, Inc.*	5,000	[2]	1,622,500
Invitrogen Corp.*	18,200	[2]	1,700,062
Kindred Healthcare, Inc.*	13,200	[2]	329,736
Kinetic Concepts, Inc.*	16,200		867,672
King Pharmaceuticals, Inc.*	13,000		133,120
Pediatrix Medical Group, Inc.*	1,800		122,670
Perrigo Co.	10,300	[2]	360,603
Steris Corp.	15,200	[2]	438,368
Techne Corp.*	7,900	[2]	521,795
Waters Corp.*	1,500		118,605
Total Health Care			9,181,343
Industrials - 16.4%
AGCO Corp.*	30,200		2,052,996
Alliant Techsystems, Inc.*	2,700		307,152
Allied Waste Industries, Inc.*	9,400	[2]	103,588
Armstrong World Industries, Inc.*	4,900		196,539
Continental Airlines, Inc.*	16,900		376,025
Cummins, Inc.	12,600		1,604,862

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 16.4% (continued)
Deluxe Corp.	17,400	[2]	$572,286
Dun & Bradstreet Corp.	7,300		646,999
Jacobs Engineering Group, Inc.*	12,700		1,214,247
Kansas City Southern*	15,600	[2]	535,548
Lennox International, Inc.	15,000		621,300
Manitowoc Co., The	29,300		1,430,719
Manpower, Inc.	13,000		739,700
Precision Castparts Corp.	1,000		138,700
Republic Services, Inc.	18,750		587,812
Rollins, Inc.	9,000	[2]	172,800
SPX Corp.	2,100		215,985
URS Corp.*	9,100		494,404
Total Industrials			12,011,662
Information Technology - 12.8%
ADC Telecommunications, Inc.*	34,300		533,365
Avnet, Inc.*	18,100		632,957
BMC Software, Inc.*	24,100		858,924
CommScope, Inc.*	4,700		231,287
DST Systems, Inc.*	2,000	[2]	165,100
Foundry Networks, Inc.*	29,100		509,832
Ingram Micro, Inc., Class A*	44,600		804,584
Intersil Corp., Class A	31,700		776,016
Lexmark International, Inc.*	3,300		115,038
McAfee, Inc.*	23,900		896,250
Mettler Toledo International, Inc.*	1,300		147,940
Novell, Inc.*	18,600	[2]	127,782
Plantronics, Inc.	20,300	[2]	527,800
RF Micro Devices, Inc.*	22,900	[2]	130,759
Semtech Corp.*	51,700		802,384
Synopsys, Inc.*	13,900		360,427
Tech Data Corp.*	14,600	[2]	550,712
Western Digital Corp.*	37,900		1,144,959
Total Information Technology			9,316,116
Materials - 8.0%
AK Steel Holding Corp.*	16,400	[2]	758,336
Celanese Corp.	26,400		1,117,248
CF Industries Holdings, Inc.	10,300		1,133,618
Cleveland-Cliffs, Inc.	3,600	[2]	362,880
Olin Corp.	19,800	[2]	382,734
Packaging Corp. of America	20,300		572,460
Sensient Technologies Corp.	21,400	[2]	605,192
Terra Industries, Inc.*	8,000	[2]	382,080
Worthington Industries, Inc.	30,900	[2]	552,492
Total Materials			5,867,040
Telecommunication Services - 1.2%
Centurytel, Inc.	11,300		468,498
Telephone & Data Systems, Inc.	6,900		431,940
Total Telecommunication Services			900,438
Utilities - 7.7%
Alliant Energy Corp.	27,300		1,110,837
CMS Energy Corp.	26,400	[2]	458,832
Energen Corp.	8,000		513,840
Energy East Corp.	9,900		269,379
MDU Resources Group, Inc.	41,450	[2]	1,144,434
Nicor, Inc.	6,700		283,745
Northeast Utilities	9,300	[2]	291,183
Oneok, Inc.	7,200		322,344
Reliant Resources, Inc.*	28,900		758,336
WGL Holdings, Inc.	14,600	[2]	478,296
Total Utilities			5,631,226
Total Common Stocks (cost $70,129,844)			73,725,289
Other Investment Companies - 29.7%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02%[3]	20,183,253		20,183,253
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	1,500,356		1,500,356
Total Other Investment Companies (cost $21,683,609)			21,683,609
Total Investments - 130.6% (cost $91,817,101)			95,408,898
Other Assets, less Liabilities - (30.6)%			(22,355,316)
Net Assets - 100.0%			$73,053,582

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments

The Managers Balanced Fund’s (the “Fund” or “Balanced”) investment objective is to achieve a high total investment return, consistent with the preservation of capital and prudent investment risk. The Fund’s benchmark is a 60%/40% blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, respectively.

The Portfolio Manager

Chicago Equity Partners, LLC

Equity Portfolio

The investment team at Chicago Equity Partners, LLC (“CEP”) believes that fundamentals drive stock prices—that companies with favorable valuations and earnings expectations will outperform their peers. CEP employs a disciplined investment strategy utilizing a proprietary multi-factor model, which includes momentum, value, and quality factors, to select securities. The process focuses on security selection while remaining neutral to industry, sector, style, and capitalization benchmarks. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies undervalued and overvalued securities within industry sectors.

CEP utilizes a systematic ranking system to identify attractive stocks and construct its portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization, and style exposures. Every day the investment team at CEP uses its proprietary model to evaluate the expectations, valuation, and quality attributes of 3,000 stocks.

The ideal investment exhibits the following traits:

•	Favorable valuation ratios relative to peers

•	Corporate profits growth is expected to be above average compared to peers

Portfolio management:

•	Utilizes a systematic ranking system to identify attractive stocks

•	Follows a disciplined portfolio construction process that minimizes portfolio risks like sector, capitalization, and style exposures

•	Constructs portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings, and market capitalization

•	Reviews and confirms the model’s daily rankings, paying special attention to any changes in rank

•	Each analyst follows a specific sector focusing on:

•	The timing and nature of earnings releases

•	Legal and regulatory exposures of companies

•	Any other factors the model may not capture

•	The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector

The Portfolio:

•	Typically holds 100 to 200 securities that the investment team believes will generate solid excess returns over the S&P 500 Index at a moderate risk

Sell Discipline

CEP has a structured sell discipline: a stock is sold if it is lowly ranked and if there is a viable alternative within its industry, based upon risk/return. This is applied consistently across the universe and over time. The team format assures decisions are being made that are consistent with the Fund’s objectives.

Fixed Income Portfolio

In its fixed income portfolios, Chicago Equity Partners employs a risk controlled, low volatility process that is designed to increase the likelihood of producing excess return while controlling the level of risk versus the benchmark. CEP’s investment process involves both performance enhancement strategies and risk management techniques. Excess return is achieved in two primary ways: sector allocation and security selection. CEP’s proprietary quantitative analysis provides an efficient framework for identifying and evaluating opportunities in the bond market. In this process, they screen for bonds with the characteristics they have found to be the drivers of bond returns over time. This approach allows the team to evaluate a significant amount of bond market data in a systematic way. The qualitative overlay incorporates the opinions of their fundamental analysts and provides a check to the quantitative process.

Ideal Investment

The ideal investment typically exhibits some of the following traits:

•	Falls within core competencies

•	High research ranking based on sound fundamentals

•	Offers yield advantage versus peer group

•	Attractive yield curve position

•	Provides good liquidity

•	Stable or improving fundamentals (for corporate bonds)

Portfolio Construction

In constructing the Portfolio, the investment team follows this approach:

•	Sector weightings are determined by the relative attractiveness of corporates, mortgages, agencies, and Treasuries using fundamental and quantitative analysis

•	The security selection decision is determined by analyzing bonds within their peer group and choosing the most favorable issuers from a risk/return standpoint based on proprietary research

•	Durations are maintained within a range of plus or minus 10% of the benchmark

•	Yield curve positioning is determined after a thorough review of the interest rate environment

•	Over time, value is added while reducing volatility at the sector and security level through timely responses to changing, sometimes irrational, market conditions

Sell Discipline

The investment team may make a sell decision when a security:

•	Deteriorates in research ranking due to change in fundamentals or business strategy

•	Is reevaluated because facts surrounding original purchase come into question

•	Meets price target or another security offers higher total return opportunity

•	Experiences an unexplained drop in bond or stock price

•	Is downgraded by rating agency

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

The Year in Review

For the year ended December 31, 2007, the Managers AMG Chicago Equity Partners Balanced Fund (Institutional share class) returned 4.87%. The custom benchmark of 60% S&P500 and 40% Lehman Brothers Aggregate Bond Index returned 6.47%. As of December 31, the Fund held a neutral position of 60% equities and 40% fixed income.

The S&P 500 ended 2007 up approximately 5.5%; however, individual sector performance varied widely, as materials (+20.0%), technology (+15.5%), and energy (+32.4%) essentially carried the entire Index into positive territory for the year. Without their performance, the S&P 500 would have produced its first negative annual results since 2002. The poorest sector performance, reflecting the mortgage-related issues and macroeconomic trends, came from financials (-20.8%) and consumer discretionary (-14.3%).

The equity team at Chicago Equity Partners believes certain fundamental characteristics drive stock performance. That is, companies with favorable growth and valuation characteristics should outperform their peers in the long run. In comparing companies to their peers, we look for stocks with a combination of the following qualities:

•	They are trading at a reasonable price versus peer companies.

•	Expected earnings are increasing faster versus peer companies.

•	They have strong balance sheets and have a higher quality aspect to them.

•	They are responsible with their capital.

Even though this strategy has worked for us over the long term, there have been brief periods of time when it has not, such as the one we are currently experiencing. During the second and third quarters of 2007, top-performing stocks did not possess the characteristics previously listed. The market was rewarding stocks with growing earnings and rising prices with little regard to valuations or financial strength. Investors have been buying growth at any price as positive earnings have been scarce with the slowing economy.

As a result, the equity portion of the Fund underperformed in 2007. We have experienced such performance shortfalls periodically over the last 19 years, and have shown the ability to recover from the shortfall and provide the long-term returns our clients expect. Additionally, our investment team and process have remained consistent during this time period and throughout numerous economic and investment cycles.

We believe the market’s current focus, as described above, is not sustainable and the market will again return to rewarding stocks of high quality, reasonable prices, and positive earnings outlooks. We believe that these attributes will become even more important as we enter a decelerating growth environment. Thus, we fully expect our process to return to favor and performance to improve as this takes place. As mentioned, this appears to be taking shape as the market has been rotating to higher quality issues recently, which helped lead to the out performance in the fourth quarter.

Regarding the fixed-income markets, the fourth quarter saw a continuation of the third quarter with a significant re-pricing of risk tied largely to macro-economic credit conditions fueled by tightening credit standards, increasing borrowing costs, and a reduction in the appetite for leverage. Prior to 2007, the bond market saw a significant reduction in volatility since the accounting crisis of 2002.

Constricting credit markets in the later half of 2007 have seen the return to longer term risk and reward tradeoffs. The Lehman Brothers Aggregate Bond Index finished 2007 with a return of 7.0%. The Lehman Brothers Aggregate Bond Index’s return outperformed its international peers in developed Europe, Asia, and emerging markets.

Since the mortgage market convulsions began in June, Treasury yields declined and the curve steepened. October saw one of the most significant moves in the yield curve since 1998 (in the wake of the collapse of Long-Term Capital Management), with a steepening of over 50 basis points (0.50%). Over the third and fourth quarters, major investment banks and government agencies (Freddie Mac and Fannie Mae) saw over $80 billion in collective writedowns in their subprime mortgage investments. These write-downs exacerbated this movement to quality and helped to propel Treasuries during the fourth quarter.

The fixed income team at Chicago Equity Partners believes excess returns are available in the high-quality, non-Treasury sectors of the bond market. We further believe it is difficult to add value through market timing, so we attempt to control the interest rate sensitivity in our portfolios.

The second half of 2007 experienced a “credit crunch” and an ensuing flight to quality as a result. This movement was tied heavily to the well-publicized issues in the subprime mortgage marketplace, as well as a market concern about both a recession and inflation. As a result, there was a significant premium placed on risk during the year. Spreads in the “BBB” sector ballooned to nearly double their beginning of 2007 levels and hit their highest levels since the turmoil in 2002 associated with accounting issues.

The fourth quarter also experienced one of the sharpest moves in the yield curve in recent history, with short-term yields falling nearly 100 basis points (1.0%) in response to these factors. We positioned our portfolios in late 2006 to take a more conservative position regarding both the corporate and mortgage markets and, additionally, positioned the portfolios in anticipation of this environment. While this move detracted from 2006 calendar year performance, we were significantly rewarded in the second half of 2007.

Looking Forward

Similar to our past experiences, we are confident that the equity market will return to focus on long-term fundamentals. We believe the equity portion of the portfolio, with its emphasis on quality, will again generate performance results consistent with returns that our firm has demonstrated throughout its longstanding history. We will continue to manage the fixed-income portion with caution, but are prepared to take advantage of the changing conditions that are currently in play. We greatly appreciate your perseverance during this challenging environment.

Cumulative Total Return Performance

Managers Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The benchmark is a combination of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Lehman

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar denominated. The Index covers the U.S. investment grade fixed-rate bond market, with 6,434 government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index are unmanaged, are not available for investment, and do not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1997, to a $10,000 investment made in the benchmark for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Balanced Fund and 60% S&P 500 / 40% Lehman Brothers Aggregate Bond Index since inception through December 31, 2007.

Average Annual Total Returns			1 Year	5 Years	10 Years	Since Inception	Inception Date
Balanced	-Class A	No Load	4.63%	10.95%	7.97%		01/02/97
	-Class A	With Load	(1.35)%	9.63%	7.34%		01/02/97
	-Class B	No Load	3.86%	10.27%		6.96%	02/10/98
	-Class B	With Load	(1.14)%	10.00%		6.96%	02/10/98
	-Class C	No Load	3.86%	10.26%		6.89%	02/13/98
	-Class C	With Load	2.86%	10.26%		6.89%	02/13/98
	-Institutional
	Class	No Load	4.87%	11.36%	8.43%		01/02/97
60% S&P 500 Index & 40% Lehman
Brothers Aggregate Bond Index			6.47%	9.66%	6.39%	6.09%*

*	Performance for the 60% S&P 500 Index & 40% Lehman Brothers Aggregate Bond Index reflects an inception date of February 10, 1998.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges, and expenses carefully before investing, and how long they intend to keep their money invested in the Fund and class(es). Each Fund’s prospectus contains information concerning the Fund’s investment objective, risk, charges, and expenses and other information. Additional risks are associated with investing in high yield securities and such securities may be considered speculative. There are also risks associated with investing in small-cap companies, such as increased volatility, and bonds, such as rising interest rates. More specifically, the value of debt instruments held in bond funds declines when interest rates rise and longer-term bonds are more vulnerable to interest rate risk. To obtain a prospectus, please call 800-835-3879 or visit our Web site at www.managersinvest.com. Please read the Prospectus carefully before you invest in a Fund or send money. Investors should discuss their goals and choices with a registered financial professional in order to determine which share class is appropriate for them.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The benchmark is composed of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

Distributed by Managers Distributors, Inc., member FINRA.

Managers AMG Chicago Equity Partners Balanced Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Industry	Balanced**
U. S. Government Obligations	34.4%
Financials	11.9%
Information Technology	9.6%
Industrials	8.6%
Health Care	6.7%
Consumer Discretionary	5.6%
Energy	5.4%
Consumer Staples	5.2%
Utilities	3.3%
Materials	2.3%
Telecommunication Services	2.2%
Asset-Backed Securities	2.2%
Mortgage-Backed Securities	0.9%
Other Assets and Liabilities	1.7%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
USTN, 4.625%, 11/15/16	7.5%
FNMA, 5.500%, 02/01/37*	4.9
FNMA, 6.000%, 03/01/37*	3.3
FNMA, 5.000%, 02/01/36	3.3
Exxon Mobil Corp.	1.9
FNMA, 5.000%, 02/01/22*	1.8
FNMA, 6.500%, 03/01/37	1.8
Hewlett-Packard Co.	1.8
JPMorgan Chase & Co.*	1.7
Microsoft Corp.	1.7

Top Ten as a Group	29.7%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2007

Security Description	Shares		Value
Common Stocks - 56.5%
Consumer Discretionary - 5.6%
CBS Corp., Class B	5,500	[2]	$149,875
Family Dollar Stores, Inc.	2,600	[2]	49,998
Goodyear Tire & Rubber Co.*	1,100	[2]	31,042
ITT Educational Services, Inc.*	600	[2]	51,162
McDonald’s Corp.	4,300		253,313
Nike, Inc.	800		51,392
Omnicom Group, Inc.	2,000		95,060
RadioShack Corp.	5,200	[2]	87,672
Regal Entertainment Group	3,100	[2]	56,017
Sherwin-Williams Co., The	1,600		92,864
TJX Cos., Inc.	5,000		143,650
Walt Disney Co., The	1,500		48,420
Total Consumer Discretionary			1,110,465
Consumer Staples - 5.2%
Altria Group, Inc.	1,820		137,556
Avon Products, Inc.	2,600		102,777
Bunge, Ltd.	600	[2]	69,846
Costco Wholesale Corp.	1,900		132,544
Kraft Foods, Inc.	2,636		86,013
Kroger Co.	5,500		146,905
PepsiCo, Inc.	2,900		220,110
Procter & Gamble Co.	1,912		140,379
Total Consumer Staples			1,036,130
Energy - 5.4%
ConocoPhillips Co.	1,000		88,300
Devon Energy Corp.	1,200		106,692
Exxon Mobil Corp.	4,120		386,003
Global Industries, Ltd.*	2,900	[2]	62,118
Marathon Oil Corp.	4,200		255,612
Murphy Oil Corp.	800	[2]	67,872
Valero Energy Corp.	1,500		105,045
Total Energy			1,071,642
Financials - 9.8%
AMB Property Corp.	400		23,024
Annaly Mortgage Management, Inc.	4,800		87,264
Assurant, Inc.	1,600		107,040
Bank of America Corp.	2,500		103,150
CBL & Associates Properties, Inc.	2,500		59,775
Chubb Corp., The	3,600		196,488
Citigroup, Inc.	1,700		50,048
Goldman Sachs Group, Inc.	1,300		279,565

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Financials - 9.8% (continued)
Hospitality Properties Trust	1,000	[2]	$32,220
Janus Capital Group, Inc.	1,700	[2]	55,845
JPMorgan Chase & Co.	7,648		333,835
Loews Corp.	1,000		50,340
Northern Trust Corp.	1,800		137,844
Schwab (Charles) Corp.	1,300		33,215
SunTrust Banks, Inc.	1,300	[2]	81,237
Travelers Companies, Inc., The	4,000		215,200
U.S. Bancorp	2,900		92,046
Total Financials			1,938,136
Health Care - 6.7%
AmerisourceBergen Corp.	2,100		94,227
Baxter International, Inc.	2,400		139,320
Biogen Idec, Inc.*	900		51,228
CIGNA Corp.	700		37,611
Humana, Inc.*	2,300		173,213
Intuitive Surgical, Inc.*	300		97,350
Invitrogen Corp.*	1,300	[2]	121,433
Johnson & Johnson Co.	2,880		192,096
McKesson Corp.	3,600		235,836
Medco Health Solutions, Inc.*	800		81,120
Pfizer, Inc.	5,140		116,832
Total Health Care			1,340,266
Industrials - 7.3%
Boeing Co., The	2,400		209,904
Continental Airlines, Inc.*	3,600		80,100
Cummins, Inc.	1,800		229,266
Dun & Bradstreet Corp.	500		44,315
Emerson Electric Co.	3,800		215,308
Fluor Corp.	200		29,144
General Electric Co.	3,600		133,452
Manpower, Inc.	400		22,760
McDermott International, Inc.*	3,700	[2]	218,411
Raytheon Co.	1,200		72,840
Rockwell Automation, Inc.	400	[2]	27,584
Textron, Inc.	900		64,170
Union Pacific Corp.	800		100,496
Total Industrials			1,447,750
Information Technology - 9.6%
Accenture Ltd.	7,000		252,210
BEA Systems, Inc.*	2,200		34,716
CIENA Corp.*	2,400	[2]	81,864

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Information Technology - 9.6% (continued)
Cisco Systems, Inc.*	3,040		$82,293
Hewlett-Packard Co.	6,900		348,312
International Business Machines Corp.	1,100	[2]	118,910
International Rectifier Corp.*	2,000	[2]	67,940
Intersil Corp., Class A	1,300		31,824
Juniper Networks, Inc.*	3,200	[2]	106,240
Mastercard, Inc.	400		86,080
McAfee, Inc.*	1,700		63,750
MEMC Electronic Materials, Inc.*	1,100		97,339
Microsoft Corp.	9,300		331,080
Nvidia Corp.*	3,050		103,761
Tech Data Corp.*	2,500	[2]	94,300
Total Information Technology			1,900,619
Materials - 2.3%
AK Steel Holding Corp.*	1,100	[2]	50,864
Celanese Corp.	5,300		224,296
International Paper Co.	2,500		80,950
Lubrizol Corp.	400		21,664
United States Steel Corp.	700		84,637
Total Materials			462,411
Telecommunication Services - 2.2%
AT&T, Inc.	4,070		169,149
Telephone & Data Systems, Inc.	900		56,340
Verizon Communications, Inc.	5,000		218,450
Total Telecommunication Services			443,939
Utilities - 2.4%
Constellation Energy Group, Inc.	2,100		215,313
Edison International	3,000		160,110
Northeast Utilities	2,100		65,751
Sempra Energy	600		37,128
Total Utilities			478,302
Total Common Stocks (cost $ 9,786,216)			11,229,660
Mortgage-Backed Securities - 0.9%

	Principal Amount
Bank of America Corp., 4.875%, 06/10/39	$56,838		56,852
GE Capital Commercial Mortgage Corp., 4.970%, 08/11/36	38,633		38,966
Greenwich Capital Commericial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	90,000		90,214
Total Mortgage-Backed Securities (cost $ 184,961)			186,032
U.S. Government and Agency Obligations - 34.4%
FHLB, 4.500%, 09/16/13	190,000		194,470
FHLMC, 4.375%, 07/17/15	325,000	[2]	328,216
FHLMC, 4.500%, 01/15/14	250,000		256,101
FHLMC, 5.000%, 12/15/22	168,222		168,857
FNMA, 3.500%, 10/01/10	87,520		85,916

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
U.S. Government and Agency Obligations - 34.4% (continued)
FNMA, 4.000%, 10/01/20 to 12/01/21	$81,059		$77,687
FNMA, 4.375%, 04/15/15	54,973		54,740
FNMA, 4.500%, 07/01/18 to 09/01/35	694,226		672,689
FNMA, 5.000%, 02/01/22 to 02/01/36	1,094,778		1,079,514
FNMA, 5.500%, 02/01/22 to 02/01/37	1,188,351		1,190,220
FNMA, 6.000%, 03/01/12 to 03/01/37	706,086		717,754
FNMA, 6.500%, 03/01/37	351,895		361,818
USTB, 6.250%, 08/15/23	140,000	[2]	167,661
USTN, 4.625%, 11/15/16	1,415,000	[2]	1,482,324
Total U.S. Government and Agency Obligations (cost $ 6,711,019)			6,837,967
Corporate Bonds - 4.3%
Finance - 2.1%
Allstate Corp., The, 7.200%, 12/01/09	75,000		79,097
American International Group, Inc., 6.250%, 05/01/36	35,000		35,299
Berkshire Hathaway Finance Corp., 4.850%, 01/15/15	95,000		95,281
Travelers Companies, Inc., 5.375%, 06/15/12	40,000		40,969
U.S. Bank NA, 4.950%, 10/30/14	70,000		68,356
Wachovia Corp., 5.300%, 10/15/11	95,000		95,292
Total Finance			414,294
Industrials - 1.3%
Bellsouth Capital Funding Corp., 7.750%, 02/15/10	75,000		79,853
International Business Machines Corp., 4.750%, 11/29/12	60,000		60,506
Lockheed Martin Corp., 7.650%, 05/01/16	50,000		57,452
Merck & Co., Inc., 4.750%, 03/01/15	65,000		64,745
Total Industrials			262,556
Utilities - 0.9%
Consolidated Edison, Inc., 5.375%, 12/15/15	75,000		74,836
Florida Power & Light Co., 4.850%, 02/01/13	95,000		95,297
Total Utilities			170,133
Total Corporate Bonds (cost $ 829,356)			846,983
Asset-Backed Securities - 2.2%
Capital One Multi-Asset Execution Trust, 5.300%, 02/18/14	150,000		154,566
Harley-Davidson Motorcycle Trust, 5.350%, 03/15/13	185,000		186,956
John Deere Corp., 5.070%, 04/15/14	100,000		101,317
Total Asset-Backed Securities (cost $ 436,373)			442,839
Other Investment Companies - 20.3%[1]

	Shares
Bank of New York Institutional Cash Reserves Fund, 5.02%[3]	3,751,136		3,751,136
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	273,772		273,772
Total Other Investment Companies (cost $ 4,024,908)			4,024,908
Total Investments - 118.6% (cost $ 21,972,833)			23,568,389
Other Assets, less Liabilities - (18.6)%			(3,699,490)
Net Assets - 100.0%			$19,868,899

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Portfolio Manager’s Comments

The Managers High Yield Fund (“High Yield”) seeks a high level of current income, with a secondary objective of capital appreciation.

The Fund currently employs a single subadvisor, J.P. Morgan Investment Management Inc. (“JPMorgan”), to manage the assets of the Fund. The investment philosophy at JPMorgan is based on the belief that security selection produces superior risk-adjusted returns. Thus, they place an emphasis on relative value, using a bottom-up research approach to look for opportunities where the market price of a security does not accurately reflect its intrinsic value.

The investment team at JPMorgan believes that the best investment ideas are generated collaboratively from their research analysts, traders, and portfolio managers. Research analysts perform “grass roots” fundamental research on all companies that they consider for investment.

The ideal investment exhibits the following traits:

•	Strong corporate fundamentals and understandable business plan

•	Healthy capital structure to ensure priority of debt obligations

•	Attractive bond yield relative to opportunity set

Portfolio management:

•	Selects securities using a bottom-up process drawing from investment opportunities identified by asset class teams

•	Seeks value in the context of long-term horizon

•	Balances deep value to provide capital appreciation with relative value to provide income and stability

•	Diversifies broadly, limiting issues and industry concentrations

The investment team will make a sell decision when:

•	Security no longer possesses attractive risk/return dynamic

•	Attractive swap candidate emerges

•	Analyst uncovers deteriorating fundamentals not reflected in security price

•	Portfolio rebalancing is required

The Year in Review

Managers High Yield Fund (Institutional Class) rose 2.40% in 2007, compared to a gain of 1.87% for the Lehman Brothers U.S. Corporate High Yield Index (“LB HY Index”).

At the start of 2007 the option-adjusted spread (“OAS”) on the LB HY Index was a slim 275 basis points (2.75%) over U.S. Treasuries. Spreads had been narrowing for several years, as the risk premium associated with high-yield investing shrunk while corporate balance sheets strengthened and default rates remained near historic lows. For comparison, the yield spread between the LB HY Index and U.S. Treasuries as of late 2002 was roughly 1000 basis points (10.00%) and has averaged approximately 500 basis points (5.00%) since late 1997.

The narrowing trend continued during the first half of 2007, and the OAS approached 200 bps (2.00%) by mid-year because of factors such as solid corporate fundamentals and default rates near all-time lows. However, the subprime crisis and abundant high-yield supply reversed the trend and spreads started to widen during the third quarter. The fourth quarter saw more of the same as large write-downs and growing concerns about the economic outlook for 2008 caused the OAS to continue widening. Fourth quarter widening was a combination of negative returns in the high-yield market and flight to quality, which lowered U.S. Treasury yields. The year ended with spreads at their highest level in over four years, as the OAS between the LB HY Index and U.S. Treasuries approach 575 bps (5.75%).

Overall, during 2007 credit conditions deteriorated and risk appetites were challenged in response to the continued uncertainty surrounding the economy. Increased market volatility, flight to quality, and additional news surrounding the subprime lending woes all contributed to the worsening market environment throughout 2007. With increasing concern about a possible recession in 2008, capital market activity nearly halted by year end, while default risk finished the year at a record low.

Managers High Yield Fund outperformed the Lehman Brothers U.S. Corporate High Yield Index during the last 12 months. Security selection was the main driver of nominal and relative performance. During the second half of 2007, there was significant dispersion of return across individual credits and sectors as the market significantly repriced credit risk based on the uncertain economic outlook. Consumer cyclical credits, as well as some of the most recent highly leveraged LBO credits, were hit the hardest in the downdraft. Based on our relative value assessment, the Fund was generally underweight in both of these segments of the market, which positively contributed to performance. From a sector standpoint, performance was aided by security selection in the financial, media-cable, and telecommunication sectors, with the largest performance contribution relative to the benchmark attributed to holdings in Gregg Appliances, Del Laboratories, Dobson Communications, and the decision to not own Realogy Corp. and Rescap. Underperforming sectors in 2007 included the Fund’s exposure to consumer products, automotive, and technology. Relative performance was also hindered by positions in Quebecor World Cap Corp., Ames True Temper, Beazer Homes, Claire’s Stores, and WMG Acquisition Corp.

Looking Forward

Heading into 2008, the portfolio management team at JPMorgan remains optimistic about credit fundamentals and sees the increase in yields as an opportunity to take advantage of a potential disconnect between company fundamentals and yield spreads. The subadvisor offered the following comments with respect to its outlook and portfolio positioning:

The market’s volatility has increased as economic indicators have weakened, resulting in higher default expectations. Spreads have moved back toward their widest levels of the credit cycle due to concerns around the macro economic environment, rising default rates, and looming LBO calendar. At current spread levels, we believe the high-yield market is pricing in a greater-than-50% probability of a recession and approximately 6% annual default rates. In the short-term, we expect volatility to remain elevated, reflecting the more uncertain credit environment. In the intermediate term, we believe valuations are attractive and expect spreads will tighten as current levels overly discount our expectation for defaults. That said, in our opinion there will be a greater disparity of returns among high-yield issuers as decelerating growth will prove more challenging to certain credits and sectors. Based on our outlook, security selection will become increasingly important as we transition into this credit environment, and we will rely on our bottom up security selection process to capitalize on dislocations in relative value.

Managers High Yield Fund

Portfolio Manager’s Comments (continued)

The Portfolio is currently overweight in the consumer products, telecommunications, and consumer services sectors, driven by the manager’s view of the relative value opportunities in those sectors and/or the favorable fundamental outlooks. The Portfolio remains underweight in the financials, gaming, and natural gas sectors.

Cumulative Total Return Performance

High Yield’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers U.S. Corporate High Yield Index is comprised of 1,616 securities covering fixed rate, non-investment grade debt in the corporate and non-corporate sectors. Unlike the Fund, the Lehman Brothers U.S. Corporate High Yield Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2, 1998 to a $10,000 investment made in the Lehman Brothers U.S. Corporate High Yield Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the High Yield Fund and the Lehman Brothers U.S. Corporate High Yield Index since inception through December 31, 2007.

Average Annual Total Returns			1 Year	5 Years	Since Inception	Inception Date
High Yield	-Class A	No Load	2.25%	10.78%	6.33%	01/02/98
	-Class A	With Load	(2.06)%	9.84%	5.87%	01/02/98
	-Class B	No Load	1.30%	10.00%	5.26%	02/19/98
	-Class B	With Load	(3.46)%	9.73%	5.26%	02/19/98
	-Class C	No Load	1.32%	10.02%	5.26%	02/19/98
	-Class C	With Load	0.37%	10.02%	5.26%	02/19/98
	-Institutional Class	No Load	2.40%	11.15%	6.33%	03/02/98
Lehman Brothers U.S. Corporate High Yield Index			1.87%	10.90%	5.51%*

*	Performance for the Lehman Brothers U.S. Corporate High Yield Bond Index reflects an inception date of December 31, 1997.

Managers High Yield Fund

Portfolio Manager’s Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges, and expenses carefully before investing, and how long they intend to keep their money invested in the Fund and class(es). Each Fund’s prospectus contains information concerning the Fund’s investment objective, risk, charges, and expenses and other information. Additional risks are associated with investing in high yield securities and such securities may be considered speculative. There are also risks associated with investing in small-cap companies, such as increased volatility, and bonds, such as rising interest rates. More specifically, the value of debt instruments held in bond funds declines when interest rates rise and longer-term bonds are more vulnerable to interest rate risk. To obtain a prospectus, please call 800-835-3879 or visit our Web site at www.managersinvest.com. Please read the Prospectus carefully before you invest in a Fund or send money. Investors should discuss their goals and choices with a registered financial professional in order to determine which share class is appropriate for them.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The Lehman Brothers U.S. Corporate High Yield Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service). Unlike the Fund, the Lehman Brothers U.S. Corporate High Yield Index is unmanaged, is not available for investment, and does not incur expenses.

The Fund holds securities in which the issuer of the security may default or otherwise be unable to honor a financial obligation. The Fund holds securities rated below investment grade that are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers.

Distributed by Managers Distributors, Inc., member FINRA.

Managers High Yield Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

**	As a percentage of net assets

Industry	High Yield**
Industrials	76.5%
Finance	12.6%
Utilities	5.1%
Materials	0.8%
Other Assets and Liabilities	5.0%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
GMAC, 6.875%, 08/28/12*	1.8%
Visant Holding Corp., 10.250%, 12/01/13*	1.5
DirecTV Holdings LLC, 6.375%, 06/15/15*	1.5
Arch Western Finance, LLC, 6.750%, 07/01/13*	1.4
EchoStar Communications Corp., 7.125%, 02/01/16*	1.3
HCA, Inc., 9.250%, 11/15/16*	1.2
HCA, Inc., 9.625%, 11/15/16*	1.1
Texas Competitive Electric Holdings B2 Term Loan, 7.620%, 10/10/14	1.1
Simmons Co., 10.000%, 12/15/14	1.0
Consolidated Communications Holdings, Inc., 9.750%, 04/01/12	1.0

Top Ten as a Group	12.9%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2007

Security Description	Principal Amount		Value
Corporate Bonds - 94.2%
Finance - 12.6%
AAC Group Holding Corp., 10.250%, 10/01/12 (b)	$140,000	[2]	$121,100
Aerofl ex, Inc. Term Loan B1, 8.119%, 08/15/14, (02/15/08) [5]	100,000		96,250
Allison Transmission, Inc., Term Loan, 7.170%, 08/07/15, (02/11/08) [5]	170,968		160,038
Allison Transmission, Inc., Term Loan, 7.900%, 08/07/14, (03/10/08) [5]	94,032		88,021
Arch Western Finance, LLC, 6.750%, 07/01/13	595,000		580,125
Consolidated Communications Holdings, Inc., 9.750%, 04/01/12	384,000		397,440
Dresser, Inc., 2nd Lien Term Loan, 11.129%, 05/14/14, (02/20/08) [5]	195,000		185,981
First Data Corp. Term Loan B1, 7.634%, 09/24/14, (03/25/08) [5]	315,000		299,427
Ford Motor Credit Co.,
6.813%, 01/15/10, (01/15/08) [5]	140,000		127,556
7.000%, 10/01/13	275,000		229,990
7.250%, 10/25/11	75,000		65,014
7.800%, 06/01/12	275,000		241,297
8.000%, 12/15/16	280,000		238,193
GMAC,
6.625%, 05/15/12	175,000		145,611
6.750%, 12/01/14	25,000		20,190
6.875%, 08/28/12	845,000		708,749
Hawker Beechcraft Acquisition Co., LLC, 8.875%, 04/01/15 (a) [6]	130,000		129,025
Host Hotels & Resorts LP, 6.875%, 11/01/14	125,000		125,000
Idearc, Inc., 8.000%, 11/15/16	180,000		166,050
KAR Holdings, Inc., 8.750%, 05/01/14 (a)	195,000		180,375
Nuveen Investments, Inc., 10.500%, 11/15/15 (a)	60,000		60,075
Petroplus Finance Ltd.,
6.750%, 05/01/14 (a)	75,000		70,219
7.000%, 05/01/17 (a)	85,000	[2]	78,200
Rainbow National Services LLC, 8.750%, 09/01/12 (a)	100,000		103,374
Simmons Holding Co., Inc. Term Loan, 10.650%, 02/15/12, (02/15/08) [5]	120,000		110,400
UCI Holdco, Inc., 12.491%, 12/15/13, (03/17/08) (a) [5,6]	118,489		112,565
Wind Acquisition Term Loan, 11.201%, 12/07/11, (04/18/08) [5,6]	220,814		221,366
Total Finance			5,061,631
Industrials - 76.5%
Acco Brands Corp., 7.625%, 08/15/15	430,000		385,925
Advanced Micro Devices, Inc., 7.750%, 11/01/12	170,000	[2]	148,325
Alliance Laundry Corp., 8.500%, 01/15/13	235,000	[2]	226,775
Allied Waste North America, Inc., 7.250%, 03/15/15	255,000		255,000
Alltel Communications, Inc., Term Loan, 6.773%, 05/15/15, (02/19/08) [5]	150,000		144,667
Ames True Temper, Inc.,
9.242%, 01/15/12, (1/15/08) [5]	240,000		205,200
10.000%, 07/15/12	125,000	[2]	69,375
ArvinMeritor, Inc., 8.750%, 03/01/12	235,0002		220,312

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 76.5% (continued)
Ashtead Capital, Inc., 9.000%, 08/15/16 (a)	$170,000	[2]	$151,300
Bausch & Lomb Inc., 9.875%, 11/01/15 (a)	40,000		40,700
Beazer Homes USA, Inc.,
6.500%, 11/15/13	165,000		118,800
8.375%, 04/15/12	80,000		60,600
8.675%, 05/15/11	40,000		31,000
Brookstone Co., Inc., 12.000%, 10/15/12	140,000	[2]	131,250
CCO Holdings, LLC, 8.750%, 11/15/13	315,000	[2]	302,400
Charter Communications Holdings II, 10.250%, 09/15/10	115,000		113,275
Charter Communications, Inc., 11.000%, 10/01/15	355,000	[2]	291,100
Chesapeake Energy Corp., 7.000%, 08/15/14	275,000		277,750
Citizens Communications Co., 6.625%, 03/15/15	50,000		47,875
Claire’s Stores, Inc., 9.625%, 06/01/15 (a) [6]	205,000	[2]	133,250
Community Health Systems, Inc., 8.875%, 07/15/15	295,000		302,006
Constellation Brands, Inc., 7.125%, 09/01/16	280,000		263,900
Cooper Companies, Inc., 7.125%, 02/15/15	235,000		229,712
Corrections Corp. of America, 6.250%, 03/15/13	60,000		59,400
Cricket Communications I, 9.375%, 11/01/14	415,000		391,138
Crown Americas LLC, 7.750%, 11/15/15	120,000		124,200
Del Laboratories, Inc.,
8.000%, 02/01/12	270,000		282,150
9.911%, 11/01/11, (02/01/08) [5]	145,000		148,625
Del Monte Corp., 6.750%, 02/15/15	145,000		137,750
Denbury Resources, Inc., 7.500%, 04/01/13	270,000		274,050
Dex Media West LLC, 9.875%, 08/15/13	80,000		83,400
Dex Media, Inc., 9.252%, 11/15/13 (b) [4]	270,000	[2]	247,050
Digicel Group, Ltd.,
8.875%, 01/15/15 (a)	100,000	[2]	91,750
9.125%, 01/15/15 (a) [6]	104,000	[2]	95,160
9.250%, 09/01/12 (a)	150,000		153,570
DirecTV Holdings LLC,
6.375%, 06/15/15	630,000		607,950
8.375%, 03/15/13	30,000		31,350
Dynegy Holdings, Inc.,
7.500%, 06/01/15	170,000		159,800
7.750%, 06/01/19	100,000		92,750
EchoStar Communications Corp., 7.125%, 02/01/16	515,000		527,875
El Paso Corp.,
7.000%, 06/15/17	150,000		150,906
7.875%, 06/15/12	130,000	[2]	135,682
First Data Corp., 9.875%, 09/24/15 (a)	85,000	[2]	79,156
Flextronics International Ltd., 1.000%, 08/01/10	225,000		232,594
FMC Finance III SA, 6.875%, 07/15/17 (a)	150,000		150,750

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 76.5% (continued)
FMG Finance Property, Ltd., 10.625%, 09/01/16 (a)	$225,000		$258,750
Ford Motor Co., 6.500%, 08/01/18	255,000	[2]	189,019
Forest Oil Corp., 8.000%, 12/15/11	95,000		99,275
Freescale Semiconductor, Inc.,
8.875%, 12/15/14	55,000		49,362
9.125%, 12/15/14 [6]	220,000		188,100
10.125%, 12/15/1 [6]	100,000	[2]	83,000
Fresenius Medical Care Capital Trust II, 7.875%, 02/01/08	200,000		200,500
Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	120,000		124,800
Frigstad Discoverer Invest, Ltd., 11.500%, 02/21/12 (a)	100,000		107,426
General Motors Corp.,
7.125%, 07/15/13	255,000		221,850
8.375%, 07/15/33	235,000	[2]	190,350
Georgia-Pacific Corp.,
7.000%, 01/15/15 (a)	140,000		136,850
7.125%, 01/15/17 (a)	100,000		97,750
7.700%, 06/15/15	225,000		222,750
Goodman Global Holdings Co., Inc.,
7.875%, 12/15/12	135,000		139,725
8.360%, 06/15/12, (6/16/08) [5]	100,000		99,750
Goodyear Tire & Rubber Co., 11.250%, 03/01/11	35,000		37,362
Graham Packaging Co., L.P., 9.875%, 10/15/14	375,000	[2]	346,875
Hanesbrands, Inc., 8.784%, 12/15/14, (6/16/08) [5]	295,0002		293,525
HCA, Inc.,
8.750%, 09/01/10	35,000		35,481
9.250%, 11/15/16	475,000		499,938
9.625%, 11/15/16 [6]	405,000	[2]	429,300
Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (a)	150,000		153,375
Hertz Corp., 8.875%, 01/01/14	175,000		178,281
Huntsman International LLC, 7.875%, 11/15/14	155,000		165,075
Ineos Group Holdings PLC, 8.500%, 02/15/16 (a)	365,000	[2]	326,675
Intelsat Bermuda, Ltd.,
8.872%, 01/15/15, (1/15/08) [5]	150,000		151,125
11.250%, 06/15/16	155,000		160,812
Intelsat Subsidiary Holding Co Ltd., 8.250%, 01/15/13	75,000		75,750
Interline Brands, Inc., 8.125%, 06/15/14	145,000		144,275
IPCS, Inc.,
7.036%, 05/01/13	90,000		85,275
8.161%, 05/01/14	195,000		181,350
Iron Mountain, Inc.,
6.625%, 01/01/16	190,000		180,738
7.750%, 01/15/15	365,000		373,212
Jarden Corp., 7.500%, 05/01/17	325,000		281,125

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 76.5% (continued)
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	$250,000	$183,750
L-3 Communications Corp.,
5.875%, 01/15/15	165,000	160,050
6.125%, 07/15/13	50,000	49,375
6.375%, 10/15/15	150,000	148,500
Level 3 Financing, Inc.,
8.750%, 02/15/17	150,000	129,375
9.250%, 11/01/14	190,000	172,900
LVB Acquisition Merger, 10.375%, 10/15/17 [6]	345,000	345,862
MetroPCS Wireless, Inc., 9.250%, 11/01/14	375,000	354,375
MGM Mirage, Inc.,
6.750%, 04/01/13	305,000	297,375
6.875%, 04/01/16	155,000	146,862
7.500%, 06/01/16	190,000	189,050
Nalco Company,
7.750%, 11/15/11	185,000	188,238
8.875%, 11/15/13	180,0002	188,550
Newfield Exploration Co., 6.625%, 04/15/16	215,000	211,775
Noranda Aluminium Acquisition, 8.738%, 05/15/15, (5/15/08) (a) 5,6	160,000	135,200
Nordic Telephone Co., 8.875%, 05/1/16 (a)	315,000	324,450
NXP BV, 9.500%, 10/15/15	405,0002	372,094
Open Solutions, Inc., 9.750%, 02/01/15 (a)	320,000	293,200
OPTI Canada, Inc.,
7.875%, 12/15/14 (a)	30,000	29,475
8.250%, 12/15/14 (a)	190,000	189,050
Owens-Brockway Glass, Inc., 8.250%, 05/15/13	125,000	130,312
Packaging Dynamics, Inc., 10.000%, 05/11/16 (a)	185,000	163,725
Paetec Holding Corp., 9.500%, 07/15/15 (a)	160,000	156,800
Petrohawk Energy Corp., 9.125%, 07/15/13	175,000	185,062
Petroprod Ltd., 10.850%, 05/24/13 (a)	100,000	100,750
PolyOne Corp., 8.875%, 05/01/12	290,0002	296,525
Quebecor Media, Inc., 7.750%, 03/15/16 (a)	145,000	139,925
Quebecor World, Inc., 8.750%, 03/15/16 (a)	350,000	259,438
Qwest Communications International, Inc., 7.268%, 02/15/09, (2/15/08) [5]	200,000	201,000
Qwest Corp., 7.500%, 10/01/14	105,0002	107,100
R.H. Donnelley Corp.,
6.875%, 01/15/13	85,000	76,500
8.875%, 10/15/17 (a)	55,000	51,150
RBS Global & Rexnord Corp., 8.875%, 09/01/16	175,0002	167,125
ReAble Therapeutics Finance LLC, 10.875%, 11/15/14 (a)	80,0002	78,800
Reichhold Industries Inc., 9.000%, 08/15/14 (a)	175,000	175,000
Rental Service Corp., 9.500%, 12/01/14	200,0002	180,000
Rite Aid Corp., 9.500%, 06/15/17	150,000	124,875

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 76.5% (continued)
Rockwood Specialties GRP., 7.500%, 11/15/14	$25,000		$24,875
Rural Cellular Corp.,
8.124%, 06/01/13, (3/1/08) [5]	110,000		112,200
8.250%, 03/15/12	305,000		317,962
Sally Holdings LLC,
9.250%, 11/15/14	225,000	[2]	223,875
10.500%, 11/15/16	30,000	[2]	29,700
Sealy Mattress Co., 8.250%, 06/15/14	360,000		345,600
Sensata Technologies BV, 8.000%, 05/01/14	260,000		245,700
Service Corp. International,
6.750%, 04/01/15	125,000		124,062
7.375%, 10/01/14	195,000		198,169
Simmons Co., 10.000%, 12/15/14 (b)	545,000		406,025
Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12	100,000		99,750
Spectrum Brands, Inc., 7.375%, 02/01/15	205,000	[2]	152,725
Steel Dynamics, Inc., 7.375%, 11/01/12 (a)	75,000		75,750
Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (a)	275,000		253,000
Sun Media Corp., 7.625%, 02/15/13	215,000		210,431
Sungard Data Systems, Inc., 10.250%, 08/15/15	355,000	[2]	364,762
Sunstate Equipment Co., 10.500%, 04/01/13 (a)	95,000		85,025
Surgical Care Affiliates, Inc., 8.875%, 07/15/15 (a) [6]	100,000		91,500
Tenet Healthcare Corp., 9.250%, 01/01/15	415,000		385,950
Tenneco Automotive, Inc., 8.625%, 11/15/14	295,000	[2]	291,312
Tenneco, Inc., 8.125%, 11/15/15 (a)	25,000		24,875
Terex Corp., 8.000%, 11/15/17	350,000		356,125
Terra Capital, Inc., 7.000%, 02/01/17	270,000		265,275
Tesoro Corp., 6.625%, 11/01/15	180,000		179,100
The Goodyear Tire & Rubber Co., 8.625%, 12/01/11	83,000		86,942
The Neiman Marcus Group, Inc., 9.000%, 10/15/15 6	145,000		150,256
Titan International, Inc., 8.000%, 01/15/12	200,000		194,000
Travelport LLC,
9.875%, 09/01/14	100,000		102,000
9.985%, 09/01/14, (03/03/08) [5]	65,000		63,212
11.875%, 09/01/16	165,000	[2]	176,756
TRW Automotive, Inc.,
7.000%, 03/15/14 (a)	150,000		138,750
7.250%, 03/15/17 (a)	150,000	[2]	135,375
United Components, Inc., 9.375%, 06/15/13	60,000		59,550
United Rentals (North America), Inc., 6.500%, 02/15/12	355,000		323,938
United Surgical Partners International, Inc.,
8.875%, 05/01/17	55,000	[2]	54,588
9.250%, 05/01/17 [6]	185,000		181,300

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 76.5% (continued)
Vail Resorts, Inc., 6.750%, 02/15/14	$270,000		$267,300
Venoco, Inc., 8.750%, 12/15/11	190,000		189,050
Videotron Ltee, 6.875%, 01/15/14	148,000		145,595
Visant Holding Corp., 10.250%, 12/01/13 (b)	655,000		615,700
Vitro S.A.B de C.V., 9.125%, 02/01/17	225,000		208,126
Warner Music Group, 7.375%, 04/15/14	355,000		275,126
West Corp., 9.500%, 10/15/14	310,000		305,350
Williams Partners L.P., 7.250%, 02/01/17	135,000		139,725
Wind Acquisition Finance SpA, 10.750%, 12/01/15 (a)	150,000		164,250
Windstream Corp.,
7.000%, 03/15/19	50,000		47,876
8.125%, 08/01/13	60,000		62,400
8.625%, 08/01/16	245,000		258,476
Total Industrials			30,829,341
Utilities - 5.1%
AES Corp.,
7.750%, 10/15/15 (a)	25,000		25,500
8.000%, 10/15/17 (a)	85,000		87,338
8.875%, 02/15/11	230,000		240,926
Edison Mission Energy, 7.000%, 05/15/17	235,000		232,062
Energy Future Holdings Corp., 10.875%, 11/01/17 (a)	110,000		111,100
Mirant Americas Generation, Inc., 8.300%, 05/01/11	200,000		201,500
Mirant North America LLC, 7.375%, 12/31/13	175,000		176,312
NRG Energy, Inc.,
7.250%, 02/01/14	120,000		117,300
7.375%, 02/01/16	100,000		97,750
7.375%, 01/15/17	95,000		92,862
Reliant Energy, Inc., 7.625%, 06/15/14	55,000	[2]	54,725
Texas Competitive Electric Holdings B2 Term Loan, 8.396%, 10/10/14, (02/11/08) [5]	435,000		427,552
Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15 (a)	210,000		208,950
Total Utilities			2,073,877
Total Corporate Bonds (cost $39,491,431)			37,964,849

Common Stock - 0.8%	Shares
Materials - 0.8%
Huntsman Corp. (cost $94,073)	12,603		323,899
Other Investment Companies - 21.3%[1]
Bank of New York Institutional Cash Reserves Fund, 5.02% [3]	7,056,781		7,056,781
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%	1,505,287		1,505,287
Total Other Investment Companies (cost $8,562,068)			8,562,068
Total Investments - 116.3% (cost $48,147,572)			46,850,816
Other Assets, less Liabilities - (16.3)%			(6,554,658)
Net Assets - 100.0%			$40,296,158

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Portfolio Manager’s Comments

The Managers Fixed Income Fund’s (the “Fund” or “Fixed Income) objective is to achieve the highest level of income as is consistent with the preservation of capital. The Fund’s benchmark is the Lehman Brothers Aggregate Bond Index (the “LB Aggregate”).

The Fund currently employs a subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inherent inefficiencies in bond markets, hence the greatest opportunities to add value should reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. Portfolio manager Dan Fuss and his investment team at Loomis are focused on issue selection rather than interest rate timing. They employ a “bond picker’s” approach, capitalizing on the firm’s commitment to credit research. Fuss and his team research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts, including improving company fundamentals that would lead to credit upgrades, changing market supply-and-demand forces, and improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

In deciding which securities to buy, the investment team will consider:

•	The financial strength of the issuer of the security

•	Current interest rates and the asset manager’s expectations regarding general trends in interest rates

•	Comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments

The portfolio:

•	Primarily holds securities rated BBB/Baa or better, but may hold a small portion in below-investment-grade and unrated bonds

•	Can be invested up to 10% in non-U.S.-dollar denominated bonds

In order to mitigate some of the interest rate risk, the portfolio may be structured with counter cyclical elements. In doing so, Dan Fuss may utilize convertible bonds, municipal bonds, preferred stocks, and foreign corporate and government bonds in addition to the domestic corporate bonds, which are used for alpha generation. In addition, Fuss seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

The Year in Review

Managers Fixed Income Fund (Institutional Class) returned 5.84% in 2007 compared to a return of 6.97% for the LB Aggregate.

Turmoil in the securitized and credit markets helped lead to a repricing of risk in the second half of 2007. Investors fled to the safety of Treasuries, leading to lower bond yields and wider spreads. Simmering worries about subprime mortgage loans to less credit-worthy borrowers began to boil over at the beginning of the summer. In the chaos of deteriorating collateral, rating downgrades, and forced selling by funds trying to meet collateral calls, apprehensive bondholders worried about exposures and what they might mean for valuations. As buyers balked at the structure and pricing set in the midst of the spring’s abundant risk appetite, new issuance practically halted, and banks became reluctant to lend. The Fed fought the liquidity crunch in stages, ultimately moving aggressively with 100 basis points (1.0%) of rate cuts from September through year-end.

Treasury yields fell steadily for most of second half of 2007 amid the turmoil in the securitized and credit markets. After a protracted period of tight valuations, investment-grade corporates underperformed Treasuries, with unusually poor performance for higher-quality corporates, particularly among banks and brokers. Performance improved in September, post-easing, but spreads remain wide relative to historical comparisons. High yield was one of the hardest hit by the contraction in risk appetite that characterized 2007.

Government bond yields rallied globally, though most markets failed to keep pace with the decline in U.S. Treasury yields. As a result, global bonds underperformed U.S. Treasuries on a local currency basis; however, the weaker dollar meant significantly higher returns on an unhedged basis.

Duration Themes

A long-duration strategy relative to the benchmark benefited the Fund on the year as broad interest rates trended lower. As would be expected, the impact of the duration stance was most palpable in Treasuries, where yield-curve-generated returns are not diluted by any adverse changes in credit metrics, as they can be for non-Treasury issues. Though the Fund is currently underweight in Treasuries, it is significantly longer in duration in this asset class. A duration position falling in the belly of the yield curve was accretive, as short- and medium-term rates decreased substantially during the past year.

Quality Themes

The Fund gleaned additive return from a quality-rotation strategy initiated several quarters ago, in advance of the recent market upheaval. From the end of 3Q06 until the beginning of 3Q07, Loomis substantially bolstered the Fund’s Treasury allocation and reduced exposure to high-yield bonds. This was a reflection of its view that lower-quality spreads had become unrealistically tight and that, from a valuation stand point, the upside had eroded

Managers Fixed Income Fund

Portfolio Manager’s Comments (continued)

too far, breaching Loomis’s risk threshold. As U.S. growth fears elevated and began bleeding into the capital markets, positive excess return was realized from having a more defensive quality positioning in the face of volatility and risk aversion. More recently, Loomis has reversed this higher-quality trend as wider spreads have created buying opportunities.

Sector Themes

Given the mortgage and housing-related problems currently scourging the markets. the underweight sector-allocation strategy in financial issues was successful in 2007 and buoyed returns. The underweight allocation to corporate financials was significantly additive, as many financial issues have proved to be relatively more exposed to subprime issues.

Security selection in high-yield credits negatively affected performance. Spreads gapped substantially wider in 2007, resulting in depressed valuations and negative excess returns. The spread widening in credit was somewhat caused by lower levels of liquidity in the credit markets. We believe that corporations should be able to weather a slowdown, more so than in past economic cycles, as fundamentals and credit metrics are not overly stressed.

Country/Currency Themes

By far the strategy’s largest international contributor to excess return was the Canadian dollar. Loomis has been bullish on this currency for some time now, only just recently shoring up the allocation slightly as the currency returned to parity with the green-back. High commodity prices and robust econometrics helped lead to strong appreciation versus the U.S. dollar in 2007. During the past year, the currency gained over 18% versus the U.S. dollar, and hit multi-decade highs during the third quarter of 2007. A vigilant central bank, committed to fighting inflation, also buttressed the currency, raising rates several times during the year.

The Fund’s small position in the Brazilian real also performed very well during the past year, gaining over 20% against the dollar. The real is another commodity currency, which benefited from its reach into many different commodities markets and also from an intemperate demand for yield in the marketplace.

Throughout 2007, Loomis added to the Fund’s position in the Australian dollar. The Australian economy weathered the U.S. subprime debacle fairly well, and third quarter GDP, released in December, rose 1% for an annual growth rate of 4.3%. Growth continues to remain firm, and the Reserve Bank of Australia (RBA) raised rates again during 4Q07, its second rate hike of 2007.

Looking Forward

Investment Grade Corporates

Loomis believes investment-grade spreads are quite compelling and have overshot fundamentals during the last few months on the heels of technically-charged and headline-catalyzed spikes in volatility. However, Loomis believes that credit fundamentals have recently shown signs of weakness and they expect housing/mortgage overhang will keep spreads relatively wide throughout 2008. Ultimately, Loomis anticipates modest spread narrowing in 2008 as the U.S. avoids recession, and they see improvement in market liquidity. Loomis believes spreads on higher-quality AAs and As are at or near their historical wides, due to substantial underperformance in the finance sector (banks, brokers, and finance). Loomis also believes the finance sector offers potential relative value, especially over the long term, given the spread widening that has occurred. However, Loomis emphasizes its selective, opportunistic strategy in credit given the perceived currently volatile economic climate and currently skittish temperament of many market participants. Headline risks remain, but the investment team is looking to be modestly overweight credit, believing this sector will be a source of excess return in 2008.

High Yield

Spread widening has been welcome in the high-yield sector, as Loomis believes that spreads had been unrealistically tight for an extended period. High yield has not experienced significant fundamental deterioration, and Loomis will look to add opportunistically at these levels. The Loomis investment team believes high yield spreads will remain elevated but largely range bound in 2008 (approximately 400 - 600 basis points, or 4.0 - 6.0%); however, the team believes some potentially concentrated bouts of volatility may cause spreads to temporarily breach the upper bounds of this range as occasional headlines—continued spillover from the subprime/ housing/growth concerns—resurface but decelerate in 2008. Loomis expects slower economic growth and higher default rates, but no recession; therefore, as with investment grade, they expect potential spread narrowing and view high-yield credits as another potential source of excess return in 2008.

Economy

Loomis predicts that the U.S. will escape recession, albeit with sluggish growth through the first quarter of 2008, and with housing acting as a key variable in the direction of growth. They believe that central banks will continue to lead the way out of the credit crunch, with the Fed potentially cutting rates two more times to 3.50% by March. Loomis also expects yields to rise later in 2008 as the economy gains momentum.

In the short term, Loomis anticipates elevated volatility given uncertainty over the path of growth and financial system distress. Longer term, they expect a recovery in valuations as risk appetites improve, uncertainty wanes, the economy skirts recession, and defaults come in below implied expectations.

Loomis predicts U.S. high yield returns to be higher in 2008 than 2007, though the market must move past economic uncertainties and its backlog of supply. Loomis believes that prudence and nimble navigation will be needed in a volatile market. Globally, they expect further appreciation in non-Japan Asian currencies and improving returns for non-government sectors of the bond market.

Managers Fixed Income Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Fixed Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Aggregate Bond Index is comprised of investment-grade fixed-rate bonds, including government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Lehman Brothers Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on December 31, 1997, to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the Index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Fixed Income Fund and the Lehman Brothers Aggregate Bond Index since inception through December 31, 2007.

Average Annual Total Returns			1 Year	5 Years	10 Years	Since Inception		Inception Date
Fixed Income	-Class A	No Load	5.53%	6.25%	6.23%			01/02/97
	-Class A	With Load	1.03%	5.32%	5.77%			01/02/97
	-Class B	No Load	4.74%	5.56%		5.58%		03/20/98
	-Class B	With Load	(0.25)%	5.24%		5.58%		03/20/98
	-Class C	No Load	4.75%	5.55%		5.71%		03/05/98
	-Class C	With Load	3.75%	5.55%		5.71%		03/05/98
	-Institutional Class	No Load	5.84%	6.62%	6.74%			01/02/97
Lehman Brothers Aggregate Bond
Index			6.97%	4.42%	5.97%	5.92	%*

*	Performance for the Lehman Brothers Aggregate Bond Index reflects an inception date of March 20, 1998.

Managers Fixed Income Fund

Portfolio Manager’s Comments (continued)

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges, and expenses carefully before investing, and how long they intend to keep their money invested in the Fund and class(es). Each Fund’s prospectus contains information concerning the Fund’s investment objective, risk, charges, and expenses and other information. Additional risks are associated with investing in high yield securities and such securities may be considered speculative. There are also risks associated with investing in small-cap companies, such as increased volatility, and bonds, such as rising interest rates. More specifically, the value of debt instruments held in bond funds declines when interest rates rise and longer-term bonds are more vulnerable to interest rate risk. To obtain a prospectus, please call 800-835-3879 or visit our Web site at www.managersinvest.com. Please read the Prospectus carefully before you invest in a Fund or send money. Investors should discuss their goals and choices with a registered financial professional in order to determine which share class is appropriate for them.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The Lehman Brothers Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Lehman Brothers Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors ability to pay its creditors.

Distributed by Managers Distributors, Inc., member FINRA.

Managers Fixed Income Fund

Fund Snapshots

December 31, 2007

Portfolio Breakdown

Industry	Fixed Income**
Industrials	39.0%
U.S. Government and Agency Obligations	19.0%
Finance	17.6%
Foreign Government	7.5%
Utilities	6.8%
Municipal Bonds	2.0%
Preferred Stocks	2.0%
Mortgage-Backed Securities	1.1%
Asset-Backed Securities	0.7%
Other Assets and Liabilities	4.3%

**	As a percentage of net assets

Top Ten Holdings

Top Ten Holdings	% of Net Assets
USTN, 4.875%, 05/31/09*	10.3%
USTN, 4.750%, 02/15/37	4.4
CIT Group, Inc., 7.625%, 11/30/12	3.5
American General Finance Corp., Series MTN, 6.900%, 12/15/17	2.8
Inter-American Development Bank, 6.000%, 12/15/17*	2.5
Telefonica Emisiones SAU, 7.045%, 06/20/36*	1.7
Nisource Finance Corp., 6.400%, 03/15/18	1.7
USTB, 5.375%, 02/15/31*	1.6
Qantas Airways, Ltd., 6.050%, 04/15/16*	1.6
Mexican Government, 9.000%, 12/20/12	1.2

Top Ten as a Group	31.3%

*	Top Ten Holding at June 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2007

Security Description		Principal Amount		Value
Corporate Bonds - 63.4%
Finance - 17.6%
American General Finance Corp., Series MTN, 6.900%, 12/15/17		$2,770,000		$2,777,709
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	1,000,000		687,066
Bank of America Capital Trust VI, 5.625%, 03/08/35		295,000		252,690
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	6,000,000		179,459
Boeing Capital Corp., 4.750%, 08/25/08		230,000		230,817
Cigna Corp., 6.150%, 11/15/36		240,000		223,395
CIT Group, Inc., 7.625%, 11/30/12		3,450,000		3,500,477
Colonial Realty L.P.,
4.800%, 04/01/11		625,000		610,222
5.500%, 10/01/15		190,000		172,581
Developers Divers Realty Corp., 3.875%, 01/30/09		200,000		195,474
Equity One, Inc., 3.875%, 04/15/09		150,000		145,309
Ford Motor Credit Co.,
7.000%, 10/01/13		125,000		104,541
9.750%, 09/15/10		309,000		295,018
Highwoods Properties, Inc., 7.500%, 04/15/18		350,000		367,685
Hospitality Properties Trust, 6.750%, 02/15/13		465,000		479,087
HSBC Bank USA, N.A., 2.951%, 04/18/12 (a) [4]	MYR	665,000		177,300
iStar Financial, Inc., 5.229%, 10/01/12, (04/01/08) [5]		325,000	[2]	289,250
JPMorgan Chase & Co., 4.000%, 02/01/08		350,000		349,730
Kinder Morgan Finance Co.,
5.150%, 03/01/15		75,000	[2]	66,370
5.700%, 01/05/16		165,000		150,183
6.400%, 01/05/36		110,000		91,394
Korea Development Bank, 3.875%, 03/02/09		425,000		418,523
Lehman Brothers Holdings, 3.600%, 03/13/09		150,000		146,705
Mack-Cali Realty L.P., 7.250%, 03/15/09		250,000		256,800
Marsh & McLennan Companies, Inc.,
5.375%, 07/15/14		410,000		399,838
5.750%, 09/15/15		652,000		632,089
5.875%, 08/01/33		730,000		637,889
Morgan Stanley & Co., Inc., 3.625%, 04/01/08		650,000		647,288
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		620,000		609,632
Sovereign Bank, 5.125%, 03/15/13		335,000		320,262
Toll Brothers Finance Corp., 5.150%, 05/15/15		555,000		504,391
Travelers Cos., Inc., 6.250%, 06/15/37		755,000		733,712
Travelers Property Casualty Corp., 6.375%, 03/15/33		330,000		327,424
Wells Fargo Co., 4.661%, 05/01/33, (02/01/08) [5]		295,000	[2]	295,088
XL Capital (Europe) PLC, 6.500%, 01/15/12		105,000		109,844
Total Finance				17,385,242
Industrials - 39.0%
Anadarko Petroleum Corp.,
5.950%, 09/15/16		485,000		494,675
6.450%, 09/15/36		360,000		367,808

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 39.0% (continued)
Anheuser-Busch Companies, Inc.,
5.950%, 01/15/33	$330,000		$334,954
6.450%, 09/01/37	420,000		456,809
Apache Corp., 6.000%, 01/15/37	630,000		626,980
AstraZeneca PLC, 6.450%, 09/15/37	905,000		995,027
AT&T Corp.,
6.150%, 09/15/34	185,000		185,293
6.500%, 03/15/29	775,000		762,913
AT&T Wireless Services, Inc., 8.750%, 03/01/31	310,000		402,898
Avnet, Inc.,
2.000%, 03/15/34	100,000		117,750
6.000%, 09/01/15	720,000		719,830
6.625%, 09/15/16	140,000		147,055
BellSouth Corp., 6.000%, 11/15/34	990,000	[2]	965,810
Bowater, Inc., 6.500%, 06/15/13	170,000		125,800
Canadian Pacifi c Railway Co., 5.950%, 05/15/37	410,000		370,838
Cardinal Health, Inc., 4.000%, 06/15/15	320,000		294,925
Charter Communications, Inc., 8.000%, 04/30/12 (a)	245,000		237,650
Chartered Semiconductor Manufacturing, 6.250%, 04/04/13	715,000		739,289
Clear Channel Communications, Inc., 6.625%, 06/15/08	191,000		190,338
Coca-Cola HBC Finance BV, 5.125%, 09/17/13	265,000		266,784
Comcast Corp.,
5.650%, 06/15/35	235,000	[2]	215,820
6.450%, 03/15/37	815,000		832,566
6.500%, 11/15/35	460,000		470,925
6.950%, 08/15/37	250,000		270,702
Corning, Inc., 6.850%, 03/01/29	600,000		635,671
Covidien International Finance,
6.000%, 10/15/17 (a)	295,000		305,811
6.550%, 10/15/37 (a)	300,000		312,601
Cox Enterprises, Inc., 4.375%, 05/01/08 (a)	410,000		408,716
CSX Corp., 6.000%, 10/01/36	570,000		519,001
Cummins Engine Co., Inc., 6.750%, 02/15/27	153,000		156,210
D.R. Horton, Inc., 5.250%, 02/15/15	420,000		334,084
Delta Air Lines, Inc., 8.021%, 08/10/22 (a)	805,000		807,012
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	245,000		248,062
El Paso Corp., 6.950%, 06/01/28	165,000	[2]	157,026
Energy Transfer Partners L.P.,
6.125%, 02/15/17	65,000		63,316
6.625%, 10/15/36	145,000		139,409
Equifax, Inc., 7.000%, 07/01/37	115,000		109,446
Federated Retail Holdings, 6.375%, 03/15/37	760,000		664,400
Georgia-Pacifi c Corp., 7.250%, 06/01/28 HCA, Inc.,	70,000		61,950
7.050%, 12/01/27	750,000		576,538

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 39.0% (continued)
HCA, Inc.,
7.500%, 11/06/33	$75,000		$59,062
7.690%, 06/15/25	300,000	[2]	249,870
8.750%, 09/01/10	625,000		633,594
International Paper Co.,
4.000%, 04/01/10	300,000		297,196
4.250%, 01/15/09	300,000		297,036
Intuit, Inc., 5.750%, 03/15/17	210,000		206,964
JC Penney Corp., Inc., 6.375%, 10/15/36	525,000		470,592
Johnson & Johnson, 5.950%, 08/15/37	810,000	[2]	877,313
KN Capital Trust III, 7.630%, 04/15/28	10,000		9,070
Kraft Foods, Inc., 6.500%, 11/01/31	310,000		304,987
Kroger Co., 7.000%, 05/01/18	460,000		495,891
Lennar Corp.,
5.600%, 05/31/15	400,000		306,809
6.500%, 04/15/16	280,000		220,464
Liberty Media Corp., 5.700%, 05/15/13	190,000		176,968
Lubrizol Corp., 6.500%, 10/01/34	750,000		739,150
Masco Corp., 5.850%, 03/15/17	350,000		340,162
Medco Health Solutions, 7.250%, 08/15/13	420,000		460,624
Missouri Pacific Railroad, 5.000%, 01/01/45	200,000		136,000
New England Telephone & Telegraph Co., 7.875%, 11/15/29	95,000		109,060
News America, Inc.,
6.200%, 12/15/34	350,000		346,144
6.400%, 12/15/35	425,000		431,352
7.280%, 06/30/28	225,000		242,460
7.625%, 11/30/28	460,000		511,142
Nextel Communications, Inc., 5.950%, 03/15/14	695,000		654,106
Northwest Airlines, Inc., 8.028%, 11/01/17	475,000		480,938
Owens & Minor, Inc., 6.350%, 04/15/16	125,000		127,767
Pulte Homes, Inc.,
5.200%, 02/15/15	405,000		337,024
6.000%, 02/15/35	1,265,000	[2]	960,159
6.375%, 05/15/33	465,000		354,597
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	1,500,000		1,545,590
Qwest Corp., 6.875%, 09/15/33	20,000		18,550
Safeway, Inc., 6.350%, 08/15/17	400,000		417,656
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	600,000		672,370
Telecom Italia Capital,
6.000%, 09/30/34	40,000		39,024
6.375%, 11/15/33	105,000		105,494
Tele-Communications, Inc., 9.800%, 02/01/12	350,000		404,612
Telefonica Emisiones SAU, 7.045%, 06/20/36	1,475,000		1,654,115
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	240,000		243,476
Texas Eastern Transmission Corp., 7.000%, 07/15/32	255,000		286,284
TGT Pipeline LLC, 5.200%, 06/01/18	465,000		448,500

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrials - 39.0% (continued)
The Ryland Group, Inc., 5.375%, 06/01/08		$155,000		$154,096
Time Warner, Inc.,
6.625%, 05/15/29		270,000		266,572
6.950%, 01/15/28		120,000		122,784
7.625%, 04/15/31		80,000		88,783
7.700%, 05/01/32		685,000		763,279
Toro Co., The, 6.625%, 05/01/37		365,000		377,989
Union Pacific Corp., 5.375%, 06/01/33		50,000		43,955
Verizon Global Funding Corp., 5.850%, 09/15/35		1,095,000		1,074,721
Verizon Maryland, Inc., 5.125%, 06/15/33		295,000		255,094
Verizon New York, Inc., Series B, 7.375%, 04/01/32		195,000		214,712
Viacom, Inc., 6.875%, 04/30/36		470,000		472,749
Vondafone Group PLC, 6.150%, 02/27/37		650,000		644,107
Walt Disney Co., The, 7.000%, 03/01/32		190,000		219,004
Watson Pharmaceuticals, Inc., 1.750%, 03/15/23		65,000		61,912
Western Union Co., 6.200%, 11/17/36		635,000		611,454
XTO Energy, Inc., 6.750%, 08/01/37		300,000		322,859
Total Industrials				38,458,934
Utilities - 6.8%
Bruce Mansfield Unit 1 2, 6.850%, 06/01/34		285,000		293,584
Cilcorp, Inc., 8.700%, 10/15/09		315,000		332,577
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36		715,000	[2]	656,416
Commonwealth Edison,
4.700%, 04/15/15		510,000		481,102
5.875%, 02/01/33		620,000		576,886
Dominion Resources, Inc., 5.950%, 06/15/35		90,000		84,383
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27		900,000		1,004,844
ITC Holdings Corp.,
5.875%, 09/30/16 (a)		225,000		225,983
6.375%, 09/30/36 (a)		300,000		289,932
Methanex Corp., 6.000%, 08/15/15		320,000		312,748
MidAmerican Energy Holdings Co., 6.500%, 09/15/37		340,000		356,251
Nisource Finance Corp., 6.400%, 03/15/18		1,645,000		1,644,342
Pacific Gas and Electric Co., 6.050%, 03/01/34		500,000		500,800
Total Utilities				6,759,848
Total Corporate Bonds (cost $61,997,652)				62,604,024
U.S. Government and Agency Obligations - 19.0%
FNMA, 2.290%, 02/19/09	SGD	700,000		484,131
USTB, 5.375%, 02/15/31		1,430,000	[2]	1,611,544
USTN, 4.500%, 09/30/11		750,000	[2]	782,696
USTN, 4.750%, 02/15/37		4,115,000	[2]	4,307,895
USTN, 4.750%, 05/15/14		835,000	[2]	888,166
USTN, 4.875%, 05/31/09		9,940,000	[2]	10,188,510
U.S. Treasury Inflation Indexed Bonds, 2.000%, 01/15/14		497,504	[2]	514,023
Total U.S. Government and Agency Obligations (cost $ 17,966,089)				18,776,965

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount	Value
Foreign Government Obligations- 7.5%
Canadian Government, 4.250%, 09/01/09	CAD	$1,000,000	$1,020,528
Export-Import Bank of Korea, 4.125%, 02/10/09 (a)	USD	485,000	478,663
Inter-American Development Bank, 6.000%, 12/15/17	NZD	3,500,000	2,423,516
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,500,000	315,068
Mexican Government, 9.000%, 12/20/12	MXN	12,000,000	1,145,323
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/10	AUD	995,000	867,804
New South Wales Treasury Corp., Series 12RG, 6.000%, 05/01/12	AUD	520,000	435,302
Nordic Investment Bank, 13.000%, 09/12/08	ISK	9,000,000	142,310
Queensland Treasury Corp., Series 11G, 6.000%, 06/14/11	AUD	665,000	562,706
Total Foreign Government Obligations (cost $7,127,234)			7,391,220
Municipal Bonds - 2.0%
Buckeye Tobacco Settlement Financing Authority, Asset-A-2, 5.875%, 06/01/47		250,000	238,452
Decatur Texas Hospital Authority Hospital Revenue, 7.750%, 09/01/09		90,000	93,387
Eufaula Alabama, Series C, 4.000%, 08/15/12		345,000	340,501
MI Tobacco Settlement, 7.309%, 06/01/34		405,000	381,048
Tobacco Settlement Financing Corp., 6.706%, 06/01/46		1,080,000	937,408
Total Municipal Bonds (cost $2,156,237)			1,990,796
Mortgage-Backed Securities -1.1%
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20		368,870	358,543
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28		320,000	336,669
Morgan Stanley Dean Witter Capital, Inc., Series 2001-PPM, Class A2, 6.400%, 02/15/31		336,045	347,116
Total Mortgage-Backed Securities (cost $1,040,725)			1,042,328
Asset-Backed Securities - 0.7%
Centex Home Equity Loan, Series 2004-A, Class AF6, 4.270%, 01/25/34		265,000	259,795
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18		21,070	20,942
Countrywide Home Loans, Series 2002-S1, Class A5, 6.460%, 11/25/16 (b)		375,818	374,623
Total Asset-Backed Securities (cost $661,292)			655,360

		Shares
Preferred Stocks - 2.0%
FHLMC, 8.375%		18,499	$483,749
FNMA, 8.250%		35,000	901,250
Newell Financial Trust I, 5.250%		13,455	617,248
Total Preferred Stocks (cost $1,915,514)			2,002,247
Other Investment Companies - 26.0% [1]
Bank of New York Institutional Cash Reserves Fund, 5.02% [3]		21,950,202	21,950,202
Dreyfus Cash Management Fund, Institutional Class Shares, 4.85%		3,755,227	3,755,227
Total Other Investment Companies (cost $25,705,429)			25,705,429
Total Investments - 121.7% (cost $118,570,172)			120,168,369
Other Assets, less Liabilities - (21.7)%			(21,450,824)
Net Assets - 100.0%			$98,717,545

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2007, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Chicago Equity Partners Mid-Cap Fund	$91,955,038	$7,935,450	($4,481,590)	$3,453,860
Managers AMG Chicago Equity Partners Balanced Fund	21,978,052	2,112,120	(521,783)	1,590,337
Managers High Yield Fund	48,173,311	685,064	(2,007,559)	(1,322,495)
Managers Fixed Income Fund	118,702,410	3,139,401	(1,673,442)	1,465,959

*	Non-income-producing security

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2007, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers High Yield Fund	$6,554,533	16.3%
Managers Fixed Income Fund	6,937,785	7.0%

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Yield shown for an investment company represents its December 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities were out on loan to various brokers as of December 31, 2007, amounting to:

Fund	Value	% of Net Assets
Managers AMG Chicago Equity Partners Mid-Cap Fund	$19,509,341	26.7%
Managers AMG Chicago Equity Partners Balanced Fund	2,092,757	10.5%
Managers High Yield Fund	6,757,352	16.8%
Managers Fixed Income Fund	21,333,762	21.6%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Represents yield to maturity at December 31, 2007.

[5]	Floating rate security. The rate listed is as of December 31, 2007. Date in parenthesis represents the securities next coupon rate reset.

[6]	Payment-in-kind security. A type of high yield debt instrument whose issuer has the option of making interest payments either in cash or in additional debt securities.

Investments Definitions and Abbreviations:

FHLB:	Federal Home Loan Bank
FNMA:	Federal National Mortgage Association
FHLMC:	Federal Home Loan Mortgage Corp.
USTB:	United States Treasury Bond
USTN:	United States Treasury Note

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies of par values other than the U.S. dollar (USD):

AUD:	Australian Dollar
CAD:	Canadian Dollar
ISK:	Iceland Kronas
NZD:	New Zealand Dollar
MXN:	Mexican Peso
MYR:	Malaysian Ringgit
SGD:	Singapore Dollar
THB:	Thailand Bhat

Statements of Assets and Liabilities

December 31, 2007

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Assets:
Investments at value* (including securities on loan valued at $19,509,341, $2,092,757, $6,757,352, and $21,333,762, respectively)	$95,408,898	$23,568,389	$46,850,816	$120,168,369
Cash	—	—	1,523	—
Foreign currency**	—	—	—	556
Receivable for investments sold	435,231	418,184	—	—
Receivable for Fund shares sold	77,457	17,730	92,225	256,216
Dividends, interest and other receivables	92,710	81,613	784,388	1,189,469
Prepaid expenses	26,743	26,027	27,578	26,414

Total assets	96,041,039	24,111,943	47,756,530	121,641,024

Liabilities:
Payable to Custodian	—	—	—	50,474
Payable for Fund shares repurchased	1,583,548	20,382	61,265	799,964
Payable upon return of securities loaned	20,183,253	3,751,136	7,056,781	21,950,202
Payable for investments purchased	1,104,575	415,514	260,592	—
Accrued expenses:
Investment advisory and management fees	39,887	4,481	11,843	23,486
Administrative fees	12,937	3,405	6,744	16,349
Other	63,257	48,126	63,147	83,004

Total liabilities	22,987,457	4,243,044	7,460,372	22,923,479

Net Assets	$73,053,582	$19,868,899	$40,296,158	$98,717,545

Net Assets Represent:
Paid-in capital	$70,468,237	$34,714,338	$55,000,024	$100,071,511
Undistributed net investment income (loss)	—	2,097	3,921	(81,339)
Accumulated net realized loss from investments and foreign currency transactions	(1,006,452)	(16,443,092)	(13,411,031)	(2,871,126)
Net unrealized appreciation (depreciation) of investments and foreign currency translations	3,591,797	1,595,556	(1,296,756)	1,598,499

Net Assets	$73,053,582	$19,868,899	$40,296,158	$98,717,545

Class A Shares - Net Assets	$6,464,003	$2,076,369	$24,151,079	$24,122,445
Shares Outstanding	473,028	157,531	2,934,895	2,288,752

Net asset value, offering and redemption price per share	$13.67	$13.18	$8.23	$10.54

Class B Shares - Net Assets	$6,909,366	$6,025,561	$6,536,483	$9,028,977
Shares Outstanding	539,601	464,964	803,780	862,444

Net asset value, offering and redemption price per share	$12.80	$12.96	$8.13	$10.47

Class C Shares - Net Assets	$8,650,935	$4,013,196	$6,185,619	$32,153,930
Shares Outstanding	676,348	306,793	761,884	3,051,083

Net asset value, offering and redemption price per share	$12.79	$13.08	$8.12	$10.54

Institutional Class Shares - Net Assets	$51,029,278	$7,753,773	$3,422,977	$33,412,193
Shares Outstanding	3,539,176	583,755	413,032	3,155,756

Net asset value, offering and redemption price per share	$14.42	$13.28	$8.29	$10.59

* Investments at cost	$91,817,101	$21,972,833	$48,147,572	$118,570,172
** Foreign currency at cost	—	—	—	$556

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2007

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Investment Income:
Interest income	—	$422,667	$3,657,394	$4,370,039
Dividend income	$926,584	251,347	64,452	192,486
Securities lending fees	38,842	8,293	30,015	51,050

Total investment income	965,426	682,307	3,751,861	4,613,575

Expenses:
Investment advisory and management fees	606,974	151,442	325,620	349,910
Administrative fees	173,421	43,269	93,034	155,516
Distribution Fees - Class A	21,935	4,994	65,268	40,461
Distribution Fees - Class B	98,791	74,905	90,251	108,272
Distribution Fees - Class C	107,505	42,423	69,970	233,785
Custodian	48,620	41,638	66,243	32,644
Registration fees	46,933	44,978	44,443	45,815
Professional fees	38,272	30,006	36,743	40,675
Transfer agent	26,539	8,704	26,170	20,447
Reports to shareholders	24,387	9,738	17,862	17,666
Trustees fees and expenses	1,578	765	1,666	3,574
Miscellaneous	6,620	1,800	3,840	2,540

Total expenses before offsets	1,201,575	454,662	841,110	1,051,305

Expense reimbursement	(110,934)	(115,496)	(184,971)	(230,995)
Expense reductions	(30,034)	(4,618)	(580)	(1,153)

Net expenses	1,060,607	334,548	655,559	819,157

Net investment income	(95,181)	347,759	3,096,302	3,794,418

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	9,759,495	1,622,090	517,236	385,953
Net realized loss on foreign currency transactions	—	—	—	(6,483)
Net unrealized appreciation (depreciation) of investments	(8,462,133)	(1,021,872)	(2,479,264)	86,249
Net unrealized appreciation of foreign currency translations	—	—	—	1,363

Net realized and unrealized gain (loss)	1,297,362	600,218	(1,962,028)	467,082

Net Increase in Net Assets Resulting from Operations	$1,202,181	$947,977	$1,134,274	$4,261,500

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers AMG Chicago Equity Partners Mid-Cap Fund		Managers AMG Chicago Equity Partners Balanced Fund
	2007	2006	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	($95,181)	$256,737	$347,759	$384,956
Net realized gain on investments and foreign currency transactions	9,759,495	12,117,996	1,622,090	1,890,604
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(8,462,133)	(4,899,311)	(1,021,872)	565,424

Net increase in net assets resulting from operations	1,202,181	7,475,422	947,977	2,840,984

Distributions to Shareholders:
From net investment income:
Class A	—	(25,327)	(41,572)	(36,816)
Class B	—	(32,741)	(91,395)	(121,169)
Class C	—	(34,369)	(54,519)	(63,310)
Institutional Class	—	(146,506)	(182,482)	(174,540)
From realized capital gain:
Class A	(543,259)	—	—	—
Class B	(535,307)	—	—	—
Class C	(641,479)	—	—	—
Institutional Class	(3,769,867)	—	—	—

Total distributions to shareholders	(5,489,912)	(238,943)	(369,968)	(395,835)

From Capital Share Transactions:
Proceeds from sale of shares	8,549,376	6,822,273	2,248,776	1,503,313
Reinvestment of dividends and distributions	4,213,056	167,331	236,946	228,114
Cost of shares repurchased	(23,552,407)	(23,734,314)	(5,768,240)	(5,554,339)

Net increase (decrease) from capital share transactions	(10,789,975)	(16,744,710)	(3,282,518)	(3,822,912)

Total increase (decrease) in net assets	(15,077,706)	(9,508,231)	(2,704,509)	(1,377,763)

Net Assets:
Beginning of year	88,131,288	97,639,519	22,573,408	23,951,171

End of year	$73,053,582	$88,131,288	$19,868,899	$22,573,408

End of year undistributed net investment income (loss)	$0	$30,724	$2,097	$22,519

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund		Managers Fixed Income Fund
2007	2006	2007	2006
$3,096,302	$3,171,541	$3,794,418	$2,954,343
517,236	926,685	379,470	738,076
(2,479,264)	1,143,135	87,612	375,650

1,134,274	5,241,361	4,261,500	4,068,069

(1,827,273)	(1,527,984)	(928,844)	(491,190)
(540,529)	(868,633)	(500,146)	(635,983)
(430,397)	(443,807)	(1,155,466)	(512,279)
(307,268)	(318,031)	(1,576,517)	(1,354,183)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(3,105,467)	(3,158,455)	(4,160,973)	(2,993,635)

23,125,690	16,283,760	52,824,061	24,882,296
1,914,562	1,750,704	2,372,039	1,506,078
(36,750,191)	(15,773,663)	(22,759,542)	(22,831,654)

(11,709,939)	2,260,801	32,436,558	3,556,720

(13,681,132)	4,343,707	32,537,085	4,631,154

53,977,290	49,633,583	66,180,460	61,549,306

$40,296,158	$53,977,290	$98,717,545	$66,180,460

$3,921	$13,086	($81,339)	$745

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers AMG Chicago Equity Partners Mid-Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.60	$13.48	$12.10	$10.36	$7.58

Income from Investment Operations:
Net investment income (loss)	(0.02)[2]	0.05	(0.01)[2]	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.172	1.11	1.39 [2]	1.76	2.79

Total from investment operations	0.15	1.16	1.38	1.74	2.78

Less Distributions to Shareholders from:
Net investment income	—	(0.04)	—	—	—
Net realized gain on investments	(1.08)	—	—	—	—

Total distributions to shareholders	(1.08)	(0.04)	—	—	—

Net Asset Value, End of Year	$13.67	$14.60	$13.48	$12.10	$10.36

Total Return [1]	0.84%	8.69%	11.32%	16.80%	36.68%

Ratio of net expenses to average net assets	1.21%	1.23%	1.33%	1.41%	1.50%
Ratio of total expenses to average net assets	1.37%	1.36%	1.45%	1.68%	1.63%
Ratio of net investment income (loss) to average net assets [1]	(0.10)%	0.34%	(0.13)%	(0.16)%	(0.14)%
Portfolio turnover	125%	85%	84%	90%	109%
Net assets at end of year (000’s omitted)	$6,464	$9,178	$8,712	$9,168	$9,741

	Class C
Managers AMG Chicago Equity Partners Mid-Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$13.80	$12.83	$11.60	$9.99	$7.34

Income from Investment Operations:
Net investment income (loss)	(0.12)[2]	(0.06)	(0.06)[2]	(0.08)	(0.05)
Net realized and unrealized gain on investments	0.12 [2]	1.07	1.29 [2]	1.69	2.70

Total from investment operations	—	1.01	1.23	1.61	2.65

Less Distributions to Shareholders from:
Net investment income	—	(0.04)	—	—	—
Net realized gain on investments	(1.01)	—	—	—	—

Total distributions to shareholders	(1.01)	(0.04)	—	—	—

Net Asset Value, End of Year	$12.79	$13.80	$12.83	$11.60	$9.99

Total Return [1]	(0.19)%	7.87%	10.60%	16.12%	36.10%

Ratio of net expenses to average net assets	1.96%	1.98%	1.99%	1.91%	2.00%
Ratio of total expenses to average net assets	2.12%	2.11%	2.11%	2.18%	2.13%
Ratio of net investment income (loss) to average net assets [1]	(0.85)%	(0.41)%	(0.79)%	(0.67)%	(0.64)%
Portfolio turnover	125%	85%	84%	90%	109%
Net assets at end of year (000’s omitted)	$8,651	$11,748	$13,845	$15,393	$16,576

Class B
2007	2006	2005	2004	2003
$13.79	$12.82	$11.59	$9.98	$7.33

(0.13)[2]	(0.08)	(0.06)[2]	(0.07)	(0.05)
0.15 [2]	1.09	1.29 [2]	1.68	2.70

0.02	1.01	1.23	1.61	2.65

—	(0.04)	—	—	—
(1.01)	—	—	—	—

(1.01)	(0.04)	—	—	—

$12.80	$13.79	$12.82	$11.59	$9.98

(0.03)%	7.88%	10.61%	16.13%	36.15%

1.96%	1.98%	1.99%	1.90%	2.00%
2.12%	2.11%	2.11%	2.18%	2.13%
(0.86)%	(0.41)%	(0.79)%	(0.67)%	(0.64)%
125%	85%	84%	90%	109%
$6,909	$11,197	$15,512	$17,226	$17,052

Institutional Class
2007	2006	2005	2004	2003
$15.41	$14.19	$12.70	$10.82	$7.87

0.03 [2]	0.09	0.10 [2]	0.04	0.03
0.112	1.17	1.392	1.84	2.92

0.14	1.26	1.49	1.88	2.95

—	(0.04)	—	—	—
(1.13)	—	—	—	—

(1.13)	(0.04)	—	—	—

$14.42	$15.41	$14.19	$12.70	$10.82

0.78%	8.96%	11.74%	17.37%	37.51%

0.96%	0.98%	0.99%	0.90%	1.00%
1.12%	1.11%	1.11%	1.18%	1.13%
0.16%	0.59%	0.21%	0.33%	0.36%
125%	85%	84%	90%	109%
$51,029	$56,008	$59,571	$60,656	$64,225

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers AMG Chicago Equity Partners Balanced Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.86	$11.55	$11.24	$10.42	$8.62

Income from Investment Operations:
Net investment income	0.25	0.25	0.17	0.17	0.22
Net realized and unrealized gain on investments	0.34	1.32	0.30	0.81	1.81

Total from investment operations	0.59	1.57	0.47	0.98	2.03

Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.26)	(0.16)	(0.16)	(0.23)

Total distributions to shareholders	(0.27)	(0.26)	(0.16)	(0.16)	(0.23)

Net Asset Value, End of Year	$13.18	$12.86	$11.55	$11.24	$10.42

Total Return [1]	4.63%	13.73%	4.24%	9.45%	23.85%

Ratio of net expenses to average net assets	1.23%	1.23%	1.31%	1.47%	1.50%
Ratio of total expenses to average net assets	1.78%	1.81%	1.85%	2.05%	1.73%
Ratio of net investment income to average net assets [1]	1.93%	2.05%	1.45%	1.46%	2.21%
Portfolio turnover	206%	66%	53%	85%	91%
Net assets at end of year (000’s omitted)	$2,076	$1,933	$1,677	$2,366	$3,448

	Class C
Managers AMG Chicago Equity Partners Balanced Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.76	$11.46	$11.16	$10.35	$8.56

Income from Investment Operations:
Net investment income	0.16	0.16	0.09	0.11	0.16
Net realized and unrealized gain on investments	0.33	1.31	0.30	0.81	1.81

Total from investment operations	0.49	1.47	0.39	0.92	1.97

Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.17)	(0.09)	(0.11)	(0.18)

Total distributions to shareholders	(0.17)	(0.17)	(0.09)	(0.11)	(0.18)

Net Asset Value, End of Year	$13.08	$12.76	$11.46	$11.16	$10.35

Total Return [1]	3.86%	12.88%	3.49%	8.88%	23.38%

Ratio of net expenses to average net assets	1.98%	1.98%	1.98%	1.97%	2.00%
Ratio of total expenses to average net assets	2.53%	2.56%	2.52%	2.56%	2.23%
Ratio of net investment income to average net assets [1]	1.17%	1.30%	0.79%	0.97%	1.71%
Portfolio turnover	206%	66%	53%	85%	91%
Net assets at end of year (000’s omitted)	$4,013	$4,479	$5,081	$6,377	$8,537

Class B

2007	2006	2005	2004	2003
$12.64	$11.36	$11.06	$10.26	$8.49

0.16	0.18	0.09	0.34	0.16
0.33	1.29	0.30	0.80	1.79

0.49	1.47	0.39	1.14	1.95

(0.17)	(0.19)	(0.09)	(0.34)	(0.18)

(0.17)	(0.19)	(0.09)	(0.34)	(0.18)

$12.96	$12.64	$11.36	$11.06	$10.26

3.86%	12.83%	3.53%	11.11%	23.42%

1.98%	1.98%	1.98%	1.97%	2.00%
2.53%	2.56%	2.52%	2.57%	2.23%
1.16%	1.30%	0.79%	0.97%	1.71%
206%	66%	53%	85%	91%
$6,026	$8,485	$9,692	$11,090	$12,134

Institutional Class

2007	2006	2005	2004	2003
$12.96	$11.64	$11.33	$10.50	$8.68

0.29	0.29	0.18	0.21	0.27
0.34	1.32	0.31	0.83	1.83

0.63	1.61	0.49	1.04	2.10

(0.31)	(0.29)	(0.18)	(0.21)	(0.28)
(0.31)	(0.29)	(0.18)	(0.21)	(0.28)

$13.28	$12.96	$11.64	$11.33	$10.50

4.87%	13.98%	4.57%	10.04%	24.51%

0.98%	0.98%	0.98%	0.97%	1.00%
1.53%	1.56%	1.52%	1.57%	1.23%
2.18%	2.30%	1.80%	1.98%	2.71%
206%	66%	53%	85%	91%
$7,754	$7,676	$7,501	$8,111	$8,104

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers High Yield Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$8.63	$8.30	$8.67	$8.46	$7.08

Income from Investment Operations:
Net investment income	0.59	0.55	0.57	0.67	0.64
Net realized and unrealized gain (loss) on investments	(0.40)	0.33	(0.37)	0.19	1.39

Total from investment operations	0.19	0.88	0.20	0.86	2.03

Less Distributions to Shareholders from:
Net investment income	(0.59)	(0.55)	(0.57)	(0.65)	(0.65)

Total distributions to shareholders	(0.59)	(0.55)	(0.57)	(0.65)	(0.65)

Net Asset Value, End of Year	$8.23	$8.63	$8.30	$8.67	$8.46

Total Return [1]	2.25%	11.07%	2.37%	10.62%	29.73%

Ratio of net expenses to average net assets	1.15%	1.15%	1.22%	1.40%	1.40%
Ratio of total expenses to average net assets	1.55%	1.54%	1.59%	1.72%	1.63%
Ratio of net investment income to average net assets [1]	6.92%	6.65%	6.64%	7.68%	8.10%
Portfolio turnover	51%	65%	63%	74%	138%
Net assets at end of year (000’s omitted)	$24,151	$26,953	$20,478	$16,612	$24,693

	Class C
Managers High Yield Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$8.53	$8.21	$8.59	$8.39	$7.03

Income from Investment Operations:
Net investment income	0.53	0.49	0.51	0.60	0.60
Net realized and unrealized gain (loss) on investments	(0.41)	0.32	(0.38)	0.21	1.37

Total from investment operations	0.12	0.81	0.13	0.81	1.97

Less Distributions to Shareholders from:
Net investment income	(0.53)	(0.49)	(0.51)	(0.61)	(0.61)

Total distributions to shareholders	(0.53)	(0.49)	(0.51)	(0.61)	(0.61)

Net Asset Value, End of Year	$8.12	$8.53	$8.21	$8.59	$8.39

Total Return [1]	1.32%	10.24%	1.60%	10.08%	29.04%

Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of total expenses to average net assets	2.30%	2.29%	2.27%	2.27%	2.13%
Ratio of net investment income to average net assets [1]	6.18%	5.89%	5.97%	7.17%	7.60%
Portfolio turnover	51%	65%	63%	74%	138%
Net assets at end of year (000’s omitted)	$6,186	$7,653	$7,934	$10,474	$13,833

Class B

2007	2006	2005	2004	2003
$8.54	$8.22	$8.60	$8.40	$7.04

0.54	0.50	0.51	0.60	0.60
(0.43)	0.31	(0.38)	0.21	1.38

0.11	0.81	0.13	0.81	1.98

(0.52)	(0.49)	(0.51)	(0.61)	(0.62)

(0.52)	(0.49)	(0.51)	(0.61)	(0.62)

$8.13	$8.54	$8.22	$8.60	$8.40

1.30%	10.21%	1.59%	10.07%	29.01%

1.90%	1.90%	1.90%	1.90%	1.90%
2.30%	2.28%	2.27%	2.27%	2.13%
6.14%	5.88%	5.96%	7.18%	7.60%
51%	65%	63%	74%	138%
$6,536	$12,318	$17,782	$27,287	$35,695

Institutional Class

2007	2006	2005	2004	2003
$8.70	$8.36	$8.74	$8.52	$7.13

0.64	0.58	0.60	0.73	0.68
(0.43)	0.34	(0.38)	0.18	1.40

0.21	0.92	0.22	0.91	2.08

(0.62)	(0.58)	(0.60)	(0.69)	(0.69)

(0.62)	(0.58)	(0.60)	(0.69)	(0.69)

$8.29	$8.70	$8.36	$8.74	$8.52

2.40%	11.38%	2.60%	10.69%	30.30%

0.90%	0.90%	0.90%	0.90%	0.90%
1.30%	1.29%	1.27%	1.26%	1.13%
7.16%	6.91%	6.96%	8.00%	8.60%
51%	65%	63%	74%	138%
$3,423	$7,053	$3,440	$4,725	$15,469

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A
Managers Fixed Income Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.55	$10.36	$10.62	$10.56	$10.05

Income from Investment Operations:
Net investment income	0.56	0.52	0.53	0.49	0.52
Net realized and unrealized gain (loss) on investments	0.01	0.19	(0.25)	0.07	0.53

Total from investment operations	0.57	0.71	0.28	0.56	1.05

Less Distributions to Shareholders from:
Net investment income	(0.58)	(0.52)	(0.54)	(0.50)	(0.54)

Total distributions to shareholders	(0.58)	(0.52)	(0.54)	(0.50)	(0.54)

Net Asset Value, End of Year	$10.54	$10.55	$10.36	$10.62	$10.56

Total Return [1]	5.53%	7.10%	2.68%	5.44%	10.67%

Ratio of net expenses to average net assets	0.82%	0.74%	0.81%	1.02%	1.10%
Ratio of total expenses to average net assets	1.12%	1.15%	1.27%	1.48%	1.33%
Ratio of net investment income to average net assets [1]	5.12%	4.98%	4.65%	4.56%	5.02%
Portfolio turnover	17%	55%	24%	79%	315%
Net assets at end of year (000’s omitted)	$24,122	$11,776	$7,591	$5,723	$7,936

	Class C
Managers Fixed Income Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.55	$10.36	$10.63	$10.58	$10.07

Income from Investment Operations:
Net investment income	0.48	0.43	0.46	0.43	0.47
Net realized and unrealized gain (loss) on investments	0.01	0.20	(0.26)	0.07	0.52

Total from investment operations	0.49	0.63	0.20	0.50	0.99

Less Distributions to Shareholders from:
Net investment income	(0.50)	(0.44)	(0.47)	(0.45)	(0.48)

Total distributions to shareholders	(0.50)	(0.44)	(0.47)	(0.45)	(0.48)

Net Asset Value, End of Year	$10.54	$10.55	$10.36	$10.63	$10.58

Total Return [1]	4.75%	6.31%	1.90%	4.85%	10.11%

Ratio of net expenses to average net assets	1.56%	1.49%	1.49%	1.54%	1.60%
Ratio of total expenses to average net assets	1.86%	1.90%	1.95%	1.99%	1.84%
Ratio of net investment income to average net assets [1]	4.38%	4.23%	3.96%	4.04%	4.52%
Portfolio turnover	17%	55%	24%	79%	315%
Net assets at end of year (000’s omitted)	$32,154	$15,454	$11,480	$13,703	$20,009

Class B

2007	2006	2005	2004	2003
$10.48	$10.30	$10.56	$10.51	$10.02

0.51	0.43	0.46	0.43	0.48
(0.03)	0.19	(0.25)	0.07	0.50

0.48	0.62	0.21	0.50	0.98

(0.49)	(0.44)	(0.47)	(0.45)	(0.49)

(0.49)	(0.44)	(0.47)	(0.45)	(0.49)

$10.47	$10.48	$10.30	$10.56	$10.51

4.74%	6.25%	2.01%	4.90%	10.09%

1.55%	1.49%	1.49%	1.54%	1.60%
1.85%	1.90%	1.95%	1.99%	1.84%
4.37%	4.23%	3.96%	4.04%	4.52%
17%	55%	24%	79%	315%
$9,029	$13,089	$16,837	$20,063	$28,560
Institutional Class
2007	2006	2005	2004	2003
$10.59	$10.40	$10.66	$10.61	$10.10

0.59	0.54	0.56	0.54	0.58
0.01	0.19	(0.25)	0.07	0.52

0.60	0.73	0.31	0.61	1.10

(0.60)	(0.54)	(0.57)	(0.56)	(0.59)

(0.60)	(0.54)	(0.57)	(0.56)	(0.59)

$10.59	$10.59	$10.40	$10.66	$10.61

5.84%	7.34%	2.91%	5.99%	11.17%

0.56%	0.49%	0.49%	0.50%	0.60%
0.86%	0.90%	0.95%	0.97%	0.84%
5.37%	5.23%	4.96%	5.09%	5.52%
17%	55%	24%	79%	315%
$33,412	$25,861	$25,641	$24,559	$23,763

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the proceeding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)

[2]	Per share numbers have been calculated using average shares.

Notes to Financial Statements

December 31, 2007

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are: Managers AMG Chicago Equity Partners Mid-Cap Fund (“Mid-Cap”) (formerly Managers Mid-Cap Fund), Managers AMG Chicago Equity Partners Balanced Fund (“Balanced”) (formerly Managers Balanced Fund), Managers High Yield Fund (“High Yield”), and Managers Fixed Income Fund (“Fixed Income”), collectively the “Funds.”

The Funds each offer four classes of shares: Class A, Class B, Class C and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class A, Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed-income securities are valued based on valuations furnished by independent pricing services that reflect the mean between bid and asked prices for the Balanced, High Yield and Fixed Income Funds. Some of these pricing services utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETFs, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2007, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Mid-Cap - $29,140 or 0.03%, and Balanced - $4,382 or 0.02%.

The Funds have a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is

Notes to Financial Statements (continued)

credited with an interest factor equal to 0.75% below the effective 90 day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2007, the custodian expense was reduced as follows: Mid-Cap - $30, Balanced - $27, High Yield - $266, and Fixed Income - $101. Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2007, overdraft fees for Mid-Cap, Balanced and High Yield equaled $290 or 0.00%, $302 or 0.00% and $11,495 or 0.02%, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC Inc., whereby earnings credits are used to offset banking charges. For the year ended December 31, 2007, the transfer agent expense was reduced as follows: Mid-Cap - $871 or 0.00%; Balanced - $227 or 0.00%; High Yield - $445 or 0.00%; and Fixed Income - $1,052 or 0.00%.

The Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, has contractually agreed, through at least May 1, 2008 to waive fees and pay or reimburse expenses to the extent that the total operating expenses (exclusive of brokerage costs, interest, taxes, acquired fund fees and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets.

	Class A	Class B	Class C	Institutional Class
Mid-Cap	1.24%	1.99%	1.99%	0.99	%*
Balanced	1.25%	2.00%	2.00%	1.00%
High Yield	1.15%	1.90%	1.90%	0.90%
Fixed Income	0.84%	1.59%	1.59%	0.59	%*

*	Rate change effective May 1, 2007. Prior to this date the expense caps for Institutional Class shares were 1.00%, 1.00%, 0.90% and 0.49%, respectively.

Each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the above percentages, based on the Fund’s average daily net assets.

For the year ended December 31, 2007, the cumulative amount of expense reimbursement by the Investment Manager subject to the repayment by Mid-Cap, Balanced, High Yield and Fixed Income equaled $321,083, $377,592, $567,405 and $772,788, respectively. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses exclude the impact of expense reimbursements and expense offsets such as brokerage recapture credits but includes non-reimbursable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment, if any, normally will be declared and paid annually for the Mid-Cap Fund, monthly for the Fixed Income and High Yield Funds, and quarterly for the Balanced Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during 2007 and 2006 were as follows:

	Mid Cap		Balanced		High Yield		Fixed Income
	2007	2006	2007	2006	2007	2006	2007	2006
Distributions paid from:
Ordinary income	—	$238,943	$345,299	$395,835	$3,092,381	$3,158,455	$4,086,823	$2,993,635
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	$5,486,487	—	—	—	—	—	—	—

	$5,486,487	$238,943	$345,299	$395,835	$3,092,381	$3,158,455	$4,086,823	$2,993,635

As a % of distributions paid (unaudited):
Qualified ordinary income	—	100.00%	23.60%	43.27%	—	—	—	—
Ordinary income - dividends received deduction	—	100.00%	65.50%	71.85%	—	—	—	—

As of December 31, 2007, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Mid Cap	Balanced	High Yield	Fixed Income
Capital loss carryforward	—	$16,437,598	$13,385,292	$2,814,977
Undistributed ordinary income	—	1,818	3,915	6,731
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	—	—

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the year ended December 31, 2007, the capital stock transactions in the Funds by class were:

g.	Capital Loss Carryovers

As of December 31, 2007, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount	Expires Dec. 31,
Balanced	$1,179,034	2008
	$13,683,503	2009
	$1,575,061	2010
High Yield	$6,618,233	2008
	$6,767,059	2009
Fixed Income	$2,814,977	2009

	Mid-Cap				Balanced
	2007		2006		2007		2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	174,624	$2,677,409	176,313	$2,451,625	56,145	$732,763	36,387	$444,288
Reinvestment of distributions	17,545	245,106	639	9,337	1,923	25,329	1,641	20,091
Cost of shares repurchased	(347,741)	(5,297,263)	(194,852)	(2,689,231)	(50,851)	(680,836)	(32,877)	(393,885)
Net Increase (Decrease) - Class A	(155,572)	($2,374,748)	(17,900)	($228,269)	7,217	$77,256	5,151	$70,494
Class B:
Proceeds from sales	33,150	$458,765	12,282	$162,495	9,773	$125,376	13,482	$161,914
Reinvestment of distributions	13,109	171,594	728	10,050	1,954	25,272	2,559	30,832
Cost of shares repurchased	(318,832)	(4,596,519)	(410,374)	(5,340,340)	(217,938)	(2,810,029)	(198,153)	(2,344,153)
Net Decrease - Class B	(272,573)	($3,966,160)	(397,364)	($5,167,795)	(206,211)	($2,659,381)	(182,112)	($2,151,407)
Class C:
Proceeds from sales	50,160	$688,679	59,755	$788,637	9,119	$119,367	8,701	$104,843
Reinvestment of distributions	10,655	139,371	469	6,487	730	9,536	945	11,513
Cost of shares repurchased	(235,928)	(3,427,065)	(287,685)	(3,793,773)	(54,020)	(705,519)	(102,009)	(1,229,283)
Net Decrease - Class C	(175,113)	($2,599,015)	(227,461)	($2,998,649)	(44,171)	($576,616)	(92,363)	($1,112,927)
Institutional Class:
Proceeds from sales	290,909	$4,724,523	237,398	$3,419,516	96,331	$1,271,270	65,134	$792,268
Reinvestment of distributions	248,099	3,656,985	9,168	141,457	13,330	176,809	13,452	165,678
Cost of shares repurchased	(634,275)	(10,231,560)	(811,597)	(11,910,970)	(118,166)	(1,571,856)	(130,816)	(1,587,018)
Net Decrease - Institutional Class	(95,267)	($1,850,052)	(565,031)	($8,349,997)	(8,505)	($123,777)	(52,230)	($629,072)

Notes to Financial Statements (continued)

	High Yield				Fixed Income
	2007		2006		2007		2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	2,321,944	$19,882,916	1,268,606	$10,631,261	1,696,074	$17,826,303	978,639	$10,062,790
Reinvestment of distributions	181,714	1,545,504	154,809	1,301,994	48,605	506,986	26,164	269,325
Cost of shares repurchased	(2,693,687)	(23,063,355)	(766,890)	(6,464,627)	(572,203)	(6,036,138)	(621,400)	(6,331,138)
Net Increase (Decrease) - Class A	(190,029)	($1,634,935)	656,525	$5,468,628	1,172,476	$12,297,151	383,403	$4,000,977
Class B:
Proceeds from sales	26,725	$227,385	29,046	$241,336	63,279	$660,314	48,307	$495,841
Reinvestment of distributions	11,860	99,730	18,575	154,611	13,190	137,318	11,761	120,301
Cost of shares repurchased	(677,011)	(5,779,918)	(767,946)	(6,415,073)	(463,226)	(4,837,057)	(446,201)	(4,568,602)
Net Decrease - Class B	(638,426)	($5,452,803)	(720,325)	($6,019,126)	(386,757)	($4,039,425)	(386,133)	($ 3,952,460)
Class C:
Proceeds from sales	104,832	$881,044	127,970	$1,071,642	1,884,490	$19,847,157	701,564	$7,294,815
Reinvestment of distributions	13,456	112,711	12,459	103,445	33,978	354,851	7,830	81,210
Cost of shares repurchased	(253,818)	(2,137,953)	(209,434)	(1,745,503)	(332,155)	(3,488,168)	(352,532)	(3,627,740)
Net Increase (Decrease) - Class C	(135,530)	($1,144,198)	(69,005)	($570,416)	1,586,313	$16,713,840	356,862	$3,748,285
Institutional Class:
Proceeds from sales	237,475	$2,055,697	512,003	$4,339,606	1,377,200	$14,490,100	680,641	$7,028,850
Reinvestment of distributions	27,420	235,265	22,496	190,654	130,502	1,373,072	100,168	1,035,242
Cost of shares repurchased	(662,798)	(5,768,965)	(135,061)	(1,148,460)	(793,501)	(8,398,180)	(804,932)	(8,304,174)
Net Increase (Decrease) - Institutional Class	(397,903)	($3,478,003)	399,438	$3,381,800	714,201	$7,464,992	(24,123)	($240,082)

At December 31, 2007, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds:

	Class A	Class B	Class C	Inst. Class
Mid-Cap	1 owns 50%	1 owns 60%	1 owns 77%	1 owns 87%
Balanced	3 own 56%	1 owns 65%	1 owns 76%	1 owns 93%
High Yield	1 owns 59%	1 owns 51%	2 own 64%	3 own 85%
Fixed Income	2 own 65%	1 owns 58%	1 owns 60%	2 own 69%

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements (continued)

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement with Managers Investment Group LLC under which the Investment Manager provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2007, were as follows:

Investment Management Fee
Mid-Cap	0.70%
Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%

The Funds have entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders.

During the year ended December 31, 2007, each of the Funds paid an Administration fee at the rate of 0.20% per annum of the Fund’s average daily net assets.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 and $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the Advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of the Investment Manager. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Funds have adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.25%, 1.00% and 1.00% annually of each Fund’s average daily net assets attributable to its Class A, Class B and Class C shares, respectively.

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes the total fees incurred under the plans for Class A, Class B and Class C shares for the year ended December 31, 2007:

Amount
Mid-Cap	$228,231
Balanced	122,322
High Yield	225,489
Fixed Income	382,518

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2007, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap	$106,481,555	$121,401,810	N/A	N/A
Balanced	35,299,342	41,882,998	$8,447,585	$4,226,156
High Yield	22,920,816	35,815,112	N/A	N/A
Fixed Income	27,417,378	6,653,400	16,955,746	6,101,014

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”) (Balanced and Fixed Income)

The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

7.	Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”)”. FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the funds’ tax positions taken on federal income tax returns for all open tax years (through tax years ended December 31, 2004-2007) and has concluded that as of December 31, 2007, no provision for income tax is required in the Funds’ financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

Notes to Financial Statements (continued)

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Mid-Cap, Balanced, High Yield and Fixed-Income designate $5,489,912, $0, $0, and $0, respectively, as long-term capital gains for the taxable year ended December 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund, (four of the series constituting Managers Trust II, hereafter referred to as the “Funds”), at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 20, 2008

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 32 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment

Management, LLC

MANAGERS AND Managers AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Managers AMG Chicago Equity Partners Mid-Cap Fund	$19,161	$18,336
Managers AMG Chicago Equity Partners Balanced Fund	$21,101	$20,192
Managers High Yield Fund	$22,286	$21,326
Managers Fixed Income Fund	$23,471	$22,460
Managers Short Duration Government Fund	$20,804	$19,908
Managers Intermediate Duration Government Fund	$20,804	$19,908
All Funds in the Managers Complex Audited by PwC	$758,032	$723,735

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2006	Fiscal 2006
Managers AMG Chicago Equity Partners Mid-Cap Fund	$6,000	$4,400
Managers AMG Chicago Equity Partners Balanced Fund	$6,200	$4,400
Managers High Yield Fund	$6,600	$5,500
Managers Fixed Income Fund	$6,400	$5,225
Managers Intermediate Duration Government Fund	$9,100	$8,800
Managers Intermediate Duration Government Fund	$9,100	$8,800

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$0	$839,245	$98,304	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	February 29, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	February 29, 2008